  As filed with the Securities and Exchange Commission on December 1, 1998
                               FILE NO. 33-01781

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                         POST-EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM S-6

                  FOR REGISTRATION UNDER THE SECURITIES ACT OF
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                                   ------------

A. Exact name of trust:
                  JPF SEPARATE ACCOUNT C
B. Name of depositor:
             JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
C. Complete address of depositor's principal executive offices:
                   One Granite Place
                   Concord, NH 03301
D. Name and complete address of agent for service:
                   Ronald R. Angarella, President
                   Jefferson Pilot Securities Corporation
                   One Granite Place
                   Concord, NH 03301

Copies to:

Charlene Grant, Esq.                          Joan E. Boros, Esq.
Jefferson Pilot Financial Insurance Company   Jorden, Burt, Boros, Cicchetti,
                                              Berenson & Johnson LLP
One Granite Place                             1025 Thomas Jefferson Street, NW
Concord, NH 03301                             Suite 400 East
                                              Washington, DC  20007-0805

                            ------------

It is proposed that this filing will become effective (check appropriate box)
    [_] immediately upon filing pursuant to paragraph (b)
    [_] on May 1, 1998 pursuant to paragraph (b)
    [X] 60 days after filing pursuant to paragraph (a)
    [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E. Title and amount of securities being registered:
    Units of Interest in the Separate Account under Survivorship
    Flexible Premium Variable Life Insurance Policies.

F. Approximate date of proposed public offering:
   as soon as practicable after the effective date.

Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to
Section 8(a), may determine.

Registrant is registering an indefinite number of securities, by reason of
Section 24(f) of the Investment Company Act of 1940.

RECONCILIATION AND TIE BETWEEN ITEMS IN FORM N-8B-2 AND THE PROSPECTUS

Item No. of
Form N-8B-2 Caption of Prospectus
----------- -----------------------------------------------------
1......... Cover Page

2......... Cover Page

3......... Not Applicable

4......... Distribution of the Policy

5......... Jefferson Pilot Financial Insurance Company; The Funds

6......... JPF Separate Account C

7......... Not Required

8......... Not Required

9......... Legal Proceedings

10......... Summary, The Funds; The Policies; Policy Benefits and
             Rights; Calculation of Accumulation Value; Cash Value Benefits; Other Matters; Federal Tax Matters

11......... JPF Separate Account C, The Funds

12......... The Funds; Distribution of the Policy
             The Funds; General; Charges and Deductions; Optional

13......... Insurance Benefits; Distribution of the Policy

14......... The Policies

15......... The Policies

16......... JPF Separate Account C, The Funds

17......... Transfers; Telephone Transfers and Reallocations;
             Policy Lapse; Reinstatement; Policy "Free Look",
             Optional Insurance Benefits; Cash Value Benefits

18......... Separate Account C

19......... Annual Report; Confirmation

20......... Not Applicable

21......... Policy Loans

22......... JPF Separate Account C, Telephone Transfers and
             Reallocations

23......... Management of JP Financial

24......... Not Applicable

25......... Jefferson Pilot Financial Insurance Company

26......... Not Applicable

27......... Jefferson Pilot Financial Insurance Company of America

28......... Jefferson Pilot Financial Insurance Company;
             Management of JP Financial

29......... Jefferson Pilot Financial Insurance Company

30......... Not Applicable

31......... Not Applicable

32......... Not Applicable

33......... Not Applicable

34......... Not Applicable

35......... Jefferson Pilot Financial Insurance Company

36......... Not Applicable

37......... Not Applicable

38-41...... Distribution of the Policy

42......... Not Applicable

43......... Not Applicable

44......... The Funds; The Policies; Charges and Deductions;
             Calculation of Accumulation Value; Cash Value
             Benefits; Distribution of the Policy

45......... Not Applicable

46......... The Funds; The Policies; Charges and Deductions;
             Calculation of Accumulation Value; Cash Value Benefits

47......... Not Applicable

48......... Not Applicable

49......... Not Applicable

50......... JPF Separate Account C

51......... Cover Page; The Policies; Charges and Deductions;
             Policy Benefits and Rights; Calculation of Accumulation Value; Cash Value Benefits; Other Matters

52......... The Funds; Other Matters

53......... Federal Tax Matters

54......... Not Applicable

55......... Not Applicable

56......... Not Applicable

57......... Not Applicable

58......... Not Applicable

59......... Financial Statements

                               ENSEMBLE SL

                            JPF SEPARATE ACCOUNT C

       FLEXIBLE PREMIUM VARIABLE SURVIVORSHIP LIFE INSURANCE POLICY
                         ON THE LIVES OF TWO INSUREDS

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                               ONE GRANITE PLACE
                         CONCORD, NEW HAMPSHIRE 03301
                                 800-258-3648

 This Prospectus describes the Ensemble Survivorship Life Insurance Policy ("Ensemble SL" or "the Policy"), a flexible premium variable life insurance policy on the lives of two Insureds, issued and underwritten by Jefferson Pilot Financial Insurance Company ("We" or "JP Financial" or "the Company"). The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon surrender or Second Death. The Policy allows flexible premium payments, Policy Loans, Withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate Your Net Premiums to JPF Separate Account C ("Separate Account C"), and/or the General Account, or both Accounts. The Divisions of Separate Account C support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Fund. Net Premiums allocated to the General Account will accumulate at rates of interest We determine; such rates will not be less than 4% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, Your Policy will not lapse, regardless of changes in the Accumulation Value. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, You may reinstate it.

 The Policy has a free look period during which You may return the Policy. We will refund Your Premium (See "Right of Policy Examination").

 This Prospectus also describes the Divisions used to fund the Policy through Separate Account C. Each Division invests exclusively in one of the following
Portfolios:

      JPVF International Equity Portfolio      Fidelity VIP Growth Portfolio
      JPVF World Growth Stock Portfolio        Fidelity VIP Equity Income Portfolio
      JPVF Emerging Growth Portfolio           Fidelity VIP II Contrafund Portfolio
      JPVF Growth Portfolio                    Fidelity VIP II Index 500 Portfolio
      JPVF Capital Growth Portfolio            MFS Research Series
      JPVF Small Company Portfolio             MFS Utilities Series
      JPVF Growth and Income Portfolio         Oppenheimer Strategic Bond Fund
      JPVF Global Hard Assets Portfolio        Oppenheimer Bond Fund
      JPVF Balanced Portfolio                  Templeton International Fund
      JPVF High Yield Bond Portfolio
      JPVF Money Market Portfolio


 Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 760-3947.

 Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

 THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

 Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

 Ensemble SL insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

 THIS PROSPECTUS AND OTHER INFORMATION ABOUT JPF SEPARATE ACCOUNT C REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

             THE DATE OF THIS PROSPECTUS IS DECEMBER 1, 1998

                               TABLE OF CONTENTS

                                          PAGE
                                          ----
Definitions..............................   3
Policy Summary...........................   5
The Separate Account.....................   5
Charges & Fees...........................   6
  Charges & Fees Assessed Against Premi-
   um....................................   6
  Charges & Fees Assessed Against the
   Accumulation Value....................   6
  Charges & Fees Assessed Against the
   Separate Account......................   7
  Charges Assessed Against the Underlying
   Funds.................................   8
  Charges Deducted Upon Surrender........  10
Allocation of Premiums...................  11
  The Portfolios.........................  11
  Investment Advisers for the Funds......  12
  Mixed and Shared Funding; Conflicts of
   Interest..............................  13
  Fund Additions, Deletions or Substitu-
   tions.................................  13
  General Account........................  13
Policy Choices...........................  14
  General................................  14
  Premium Payments.......................  14
  Death Benefit Options..................  15
  Transfers and Allocations to Funding
   Options...............................  16
  Telephone Transfers, Loans and
   Reallocations.........................  16
  Automated Transfers (Dollar Cost
   Averaging and Portfolio Rebalancing)..  17
Policy Values............................  17
  Accumulation Value.....................  17
  Unit Value.............................  18
  Net Investment Factor..................  18
  Surrender Value........................  18
Policy Rights............................  19
  Surrenders.............................  19
  Withdrawals............................  19
  Grace Period...........................  19
  Reinstatement of a Lapsed Policy.......  19
  Coverage Beyond Younger Insured's
   Attained Age 100......................  20
  Right to Defer Payment.................  20

                                          PAGE
                                          ----
Policy Loans............................    20
Policy Changes..........................    21
Right of Policy Examination.............    22
Supplemental Benefits...................    22
Death Benefit...........................    22
Policy Settlement.......................    22
  Settlement Options....................    22
The Company.............................    23
Directors & Officers....................    24
Additional Information..................    25
  Reports to Policyowners...............    25
  Right to Instruct Voting of Fund
   Shares...............................    25
  Disregard of Voting Instructions......    25
  State Regulation......................    26
  Legal Matters.........................    26
  The Registration Statement............    26
  Financial Statements..................    26
  Employee Benefit Plans................    26
  Distribution of the Policy............    26
  Independent Auditors..................    26
  Year 2000.............................    27
  Group or Sponsored Arrangements.......    27
Tax Matters.............................    28
  General...............................    28
  Federal Tax Status of the Company.....    28
  Life Insurance Qualification..........    28
  Charges for JP Financial Income Taxes.    30
Miscellaneous Policy Provisions.........    31
  The Policy............................    31
  Payment of Benefits...................    31
  Suicide and Incontestability..........    31
  Protection of Proceeds................    31
  Nonparticipation......................    31
  Changes in Owner and Beneficiary;
   Assignment...........................    31
  Misstatements.........................    31
Illustrations of Death Benefit, Total
 Account Values and Surrender Values....   A-1
Financial Statements of the Company.....   F-1
Financial Statements of the Separate Ac-
 count..................................  F-18

 THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                                  DEFINITIONS

 Accumulation Value: The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

 Age: The Insureds' ages at their nearest birthdays.

 Allocation Date: The date when the initial Net Premium is placed in the Divisions and the General Account as instructed by the Policyowner in the application. The Allocation Date is 25 days from the date the Company mails the Policy to the agent for delivery to the Policyowner. However, if either insured is in a substandard risk class, the Allocation Date will be the date the Company receives from You all administrative items needed to activate the Policy.

 Attained Age: The respective ages of the Insureds at the last Policy
Anniversary.

 Beneficiary: The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with the Company. If no Beneficiary survives either Insured, You or Your estate will be the Beneficiary. The Beneficiary's interest may be subject to that of any assignee.

 Cash Value: The Accumulation Value less any Surrender Charge. This amount less any Policy Debt is payable to the Policyowner on surrender of the Policy.

 Code: The Internal Revenue Code of 1986, as amended.

 Company: Jefferson Pilot Financial Insurance Company.

 Cost of Insurance: A charge related to the Company's expected mortality cost for Your basic insurance coverage under the Policy, not including any supplemental benefit provision that You may elect through a Policy rider.

 Cumulative Minimum Premium: An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.

 Date of Receipt: Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at the Company's home office.

 Death Benefit: The amount which is payable on the Second Death, adjusted as provided in the Policy.

 Death Benefit Options: Either of the two methods for determining the Death Benefit.

 Division: A separate division of Separate Account C which invests only in the shares of a specified Portfolio of a Fund.

 Fund: An open-end management investment company (mutual fund) whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

 General Account: A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.

 Grace Period: The 61-day period beginning on the Monthly Anniversary Day on which the Policy's Cash Value less any Policy Debt is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless a sufficient payment is received by the Company.

 Home Office: The Company's principal executive offices at One Granite Place, Concord, New Hampshire 03301.

 Insureds: The two persons on whose lives the Policy is issued.

 Issue Age(s): The Age of each Insured on the Policy's Issue Date.

 Issue Date: The effective date on which coverage begins under the Policy.

 Load Basis Amount: A rate per $1,000 of Specified Amount to which the Acquisition Charge applies and which varies by sex, Issue Ages, rating class of the Insureds and Specified Amount.

 Loan Value: Generally, 90% of the Policy's Cash Value on the date of a loan.

 Minimum Annual Premium: The amount of premium to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date even if the Surrender Value is insufficient to satisfy the current Monthly Deduction.

 Monthly Anniversary Date: The same day in each month as the Policy Date.

 Net Premium: The gross premium less a 2.5% State Premium Tax Charge and a 1.25% Federal DAC Tax Charge.

 Policy: The life insurance contract described in this Prospectus.

 Policy Date: The date set forth in the Policy and from which policy years, policy months and policy anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 1st of the following month. You may request the Policy Date. If You do not request a date, it is the date the Policy is issued.

 Policy Debt: The sum of all unpaid policy loans and accrued interest thereon.

 Portfolio: A separate investment series of one of the Funds.

 Proof of Death: One or more of: a) a copy of a certified death certificate;
b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to the Company.

 Second Death: Death of the Surviving Insured.

 SEC: Securities and Exchange Commission.

 Separate Account C: JPF Separate Account C, a separate investment account established by the Company for the purpose of funding the Policy.

 Specified Amount: The amount chosen by the Policyowner at application, which may subsequently be decreased, and used in determining the Death Benefit.

 State: Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands or any other possession of the United States.

 Surrender Charge: An amount retained by the Company upon the Surrender of the Policy, a Withdrawal or a decrease in Specified Amount.

 Surrender Value: Cash Value less any Policy Debt.

 Surviving Insured: The Insured living after one of the Insureds dies.

 Target Premium: The premium from which first year commissions will be determined and which varies by sex, Issue Ages, rating class of the Insureds and Specified Amount.

 Valuation Date: The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, the Company will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.

 Valuation Period: The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

 We, Our, Us, Company: Jefferson Pilot Financial Insurance Company, its successors or assigns.

 You, Your: Policyowner.

 Younger Insured's Attained Age 100: the Policy anniversary on which the younger insured would be Attained Age 100, regardless of whether he or she is still alive.

                                POLICY SUMMARY

 This Prospectus describes a flexible premium variable life insurance policy issued on the lives of two Insureds. The Policy provides life insurance and pays a benefit (subject to adjustment under the Policy's Age and/or Sex, Suicide and Incontestability, and Grace Period provisions) upon surrender or Second Death. The Policy allows flexible premium payments, Policy Loans, Withdrawals and a choice of two Death Benefit Options. Account values may be either fixed or variable or a combination of fixed and variable.

 Charges and fees will be assessed against premium payments, Accumulation Value, the Separate Account, the underlying Funds and upon surrender or decrease in Specified Amount.

 You must purchase Your variable life insurance policy from a registered representative. The Policy, the initial application on the Insureds, any subsequent applications and any riders constitute the entire contract.

 At the time of application, You must choose a Death Benefit Option, decide on the amount of premium and determine how to allocate Net Premiums. You may elect to supplement the benefits afforded by the Policy through the addition of riders We make available.

 The proceeds payable upon the Second Death depend on the Death Benefit Option chosen. Under Option 1 the Death Benefit equals the current Specified Amount. Under Option 2, the Death Benefit equals the current Specified Amount plus the Accumulation Value on the date of death. The Death Benefit proceeds will be reduced by repayment of any outstanding Policy Debt.

 Although the Policy is designed to allow flexible premiums, You must pay sufficient premiums to continue the Policy in force. An initial premium, based on Issue Age, underwriting class and Specified Amount must be paid at issue. No premium payment may be less than $250 ($50 for electronic fund transfers). Premium reminder notices will be sent for Planned Premiums and for premiums required to continue the Policy in force. Should Your Policy lapse, You may reinstate it.

 You may allocate Your Net Premiums to the Separate Account, the General Account or both Accounts. Net Premiums allocated to the Separate Account must be allocated to one or more of the Divisions of the Separate Account and allocations must be in whole percentages. The variable portion of the Policy is supported by the Divisions You choose and will vary with the investment performance of the associated Portfolios. Net Premiums allocated to the General Account will accumulate at rates of interest We determine. The effective rate of interest will not be less than 4% per year.

                             THE SEPARATE ACCOUNT

 The Separate Account underlying the Policy is JPF Separate Account C. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company (mutual fund) whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Portfolios' prospectuses, which are delivered with this Prospectus.

 Separate Account C was established under New Hampshire law on August 4, 1993. Under New Hampshire Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for the Company's variable life insurance policies. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business conducted by the Company. The Company is, however, responsible for meeting the obligations of the Policy to the Policyowner.

 No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

 The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or the Company's management or investment practices or policies. The Company does not guarantee the Separate Account's investment performance.

 Divisions. The Policies presently offer twenty Divisions but may add or delete Divisions. You may invest in a total of 17 Divisions over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

                                CHARGES & FEES

CHARGES & FEES ASSESSED AGAINST PREMIUM
---------------------------------------

PREMIUM CHARGES

 Before a premium is allocated to any of the Divisions of Separate Account C and the General Account, We will deduct a state premium tax charge of 2.5% (which represents an average of actual premium taxes imposed) unless otherwise required by state law (2.35% in California). We may impose the premium tax charge in states which do not themselves impose a premium tax. The state premium tax charge reimburses the Company for taxes it pays to states and municipalities in which the Policy is sold. The amount of tax assessed by a state or municipality may be more or less than the charge. We will also deduct a federal income tax charge of 1.25% ("Federal DAC Tax Charge") which reimburses the Company for its increased federal tax liability under the federal tax laws. The Company has determined that these state and federal tax charges are reasonable in relation to its tax liability, but subject to state law, reserves the right to increase these tax charges due to changes in the state or federal tax laws that increase the Company's tax liability.

CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE
--------------------------------------------------

 Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If You do not designate one Division, the charges will be deducted pro rata from each of the Divisions and the General Account.

MONTHLY DEDUCTION

 On each Monthly Anniversary Date and on the Policy Date, We will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

 The Monthly Deduction equals:

   i) the Cost of Insurance for the Policy (as described below), plus

   ii) a Monthly Administrative Fee of $10, plus

   iii) a monthly Unit Expense Charge of .05 per $1,000 of Specified Amount in Policy Years 1 through 10 (not less than $15 per month), and .02 per $1,000 of Specified Amount in Policy Years 11 and thereafter (not to exceed $50 per month or go below $15 per month), plus

   iv) a monthly Acquisition Charge during the first two Policy Years equal to 2% of Load Basis Amount per month in Policy Year 1 and 1% of Load Basis Amount per month in Policy Year 2, plus

   v) the cost of optional benefits provided by rider.

 Cost of Insurance. The Cost of Insurance charge is related to the Company's expected mortality cost for Your basic insurance coverage under the Policy, not including any supplemental benefit provisions that You may elect through a Policy rider.

 The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where:

   i) is the current Cost of Insurance Rate as described in the Policy;

   ii) is the death benefit at the beginning of the policy month divided by
  1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%; and

   iii) is the Accumulation Value at the beginning of the policy month.

  The current Cost of Insurance Rate is variable and is based on both Insureds' issue ages, sex (where permitted by law), Policy Year, rating class of the Insureds and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, You should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

 The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the Monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on Our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in Your Policy.

 Monthly Administrative Expense Charge. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.

 Unit Expense Charge. The Monthly Deduction amount also includes a current administrative expense charge of $0.05 per month per $1,000 of Specified Amount for Policy Years 1 through 10 (not less than $15 per month) and $0.02 a month per $1,000 of Specified Amount for Policy Years 11 and thereafter (not less than $15 per month nor more than $50 per month). These charges are for items such as underwriting and issuance, premium billing and collection, policy value calculation, confirmations and periodic reports.

 Acquisition Charge. We will deduct from the Accumulation Value a monthly acquisition charge of 2% of the Load Basis Amount in the first Policy Year and 1% of the Load Basis Amount in the second Policy Year. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates Us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge plus the Surrender Charge, discussed below, compensate Us for total sales expenses for the year. To the extent sales expenses in any policy year are not recovered by this Acquisition Charge and the Surrender Charge, the sales expenses may be recovered from other sources which may include profits from the Mortality Risk and Expense Risk Charges.

 Charges for Optional Benefits. If You elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT
----------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

 We will assess a charge on a daily basis against each Division at a current annual rate of 1.00% in Policy Years 1 through 10 (1.25% guaranteed) and .60% in Policy Years 11 and thereafter (.85% guaranteed) of the value of the Divisions to compensate Us for mortality and expense risks We assume in connection with the Policy. The mortality risk assumed by the Company is that Insureds, as a group, may live for a shorter period of time than estimated and that the Company will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

  The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, We reserve the right to assess taxes against the Separate Account Value.

ADMINISTRATIVE CHARGE FOR TRANSFERS OR WITHDRAWAL

 We will impose an Administrative Fee of $50 for each transfer among the Divisions of the Separate Account or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). An Administrative Fee of $50 will also be charged for withdrawals.

CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS

  Following are the investment advisory and sub-investment management fees, paid by each of the Funds as a percentage of average net assets.

 Jefferson Pilot Variable Fund

                                       WORLD GROWTH STOCK,
                                       GLOBAL HARD ASSETS,
                                         SMALL COMPANY,                     HIGH YIELD
                                       GROWTH AND INCOME,  CAPITAL EMERGING  BOND AND  INTERNATIONAL
AVERAGE DAILY NET ASSETS  MONEY MARKET    AND BALANCED     GROWTH   GROWTH    GROWTH      EQUITY
------------------------  ------------ ------------------- ------- -------- ---------- -------------
First $200 Million......      .50%            .75%          1.00%    .80%      .75%        1.00%
Next $1.1 Billion.......      .45%            .70%           .95%    .75%      .75%        1.00%
Over $1.3 Billion.......      .40%            .65%           .90%    .70%      .75%        1.00%

 The compensation of the Sub-Investment Managers is paid directly from the investment management fees of JP Investment Advisory and is set forth in the table below as an annual percentage of the average daily net assets of the Portfolio managed:

                                              SUB-INVESTMENT MANAGER FEES
                          --------------------------------------------------------------------
                              JANUS           TEMPLETON            VAN ECK          PIONEER
AVERAGE DAILY NET ASSETS  CAPITAL GROWTH  WORLD GROWTH STOCK  GLOBAL HARD ASSETS SMALL COMPANY
------------------------  -------------- -------------------- ------------------ -------------
First $200 Million......       .75%              .50%                .50%            .50%
Next $1.1 Billion.......       .70%              .45%                .45%            .45%
Over $1.3 Billion.......       .65%              .40%                .40%            .40%
                          WARBURG GROWTH         MFS                 MFS              MFS       MORGAN
       NET ASSETS            & INCOME      EMERGING GROWTH       MONEY MARKET     HIGH YIELD   BALANCED
       ----------         -------------- -------------------- ------------------ ------------- --------
First $100 Million......       .50%              .40%                .30%            .40%        .45%
Next $100 Million.......       .50%              .40%                .30%            .40%        .40%
Next $200 Million.......       .50%              .40%                .25%            .40%        .35%
Over $400 Million.......       .50%              .40%                .25%            .40%        .30%
                                            LOMBARD ODIER
       NET ASSETS         STRONG GROWTH  INTERNATIONAL EQUITY
       ----------         -------------- --------------------
First $25 Million.......       .60%              .50%
Next $75 Million........       .50%              .50%
Next $50 Million........       .40%              .50%
Over $150 Million.......       .30%              .50%

 Templeton International Fund: Class 2.

AVERAGE DAILY NET ASSETS
------------------------
First $200 million.......................................................  .75%
Next $1.1 billion........................................................ .675%
Over $1.3 billion........................................................  .60%

                         FIDELITY VIP AND VIP II

  The monthly management fee for all Portfolios (except Index 500) is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly net assets, and dividing by twelve.

   Individual Fund Fee Rates:    Equity-Income Portfolio..............................  0.20%
                                 Growth Portfolio.....................................  0.30%
                                 Contrafund Portfolio.................................  0.30%

  Group Fee Rates--Equity-Income, Growth and Contrafund Portfolios: The current group fee rate is 0.52% of monthly net assets. Additional information concerning the group fee rates, including the lower group fee rates applicable to average group assets in excess of $6 billion, is contained in the Statement of Additional Information for those Portfolios.

                                GROUP FEE RATE SCHEDULE
                                -----------------------
              AVERAGE GROUP                                         ANNUALIZED
                 ASSETS                                                RATE
              -------------                                         ----------
               0 - $3 billion                                         .5200%
               3 - 6                                                  .4900

  The Index 500 Portfolio pays a monthly management fee to FMR at an annual rate of 0.28% of its monthly average net assets.

 MFS Research Series and MFS Utilities Series: 0.75% of average daily net assets.

 Oppenheimer Strategic Bond Fund: 0.10% of average daily net assets.

 Oppenheimer Bond Fund: 0.15% of average daily net assets.

 Certain of the unaffiliated Portfolio advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Policy (Templeton--0.25%, MFS--0.15%, Oppenheimer--0.10% for the Bond Fund and 0.15% for the Strategic Bond Fund; all reimbursements are expressed as a percentage of average daily net assets under management). These reimbursements are paid by the advisers and are not charged to the Portfolios.

 For further details on each Portfolio's expenses please refer to that Portfolio's prospectus. Additional copies of each Portfolio's prospectus and the Statement of Additional Information for each Portfolio may be obtained free of charge by calling (800)-452-4822.

CHARGES DEDUCTED UPON SURRENDER
-------------------------------

 If You surrender the Policy, reduce the Specified Amount, or the Policy lapses during the first nine Policy Years, We will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial Surrender Charges will be specified in Your Policy and will be in compliance with each state's nonforfeiture law.

 When We issue Your Policy, We determine the initial Surrender Charge. To determine the initial Surrender Charge, We multiply the initial Specified Amount of Your Policy by a rate per thousand dollars of Specified Amount. The applicable rate depends on the sex, Issue Ages, and rating class of the Insureds. For the following examples of Insureds, the applicable rates per 1000 are:

Male Standard Non-Smoker Age 35, Female Standard Non-Smoker Age 30        $2.72
Male Standard Non-Smoker Age 45, Female Standard Non-Smoker Age 40        $4.87
Male Standard Non-Smoker Age 55, Female Standard Non-Smoker Age 50        $9.36
Male Standard Smoker Age 55, Female Standard Non-Smoker Age 50           $10.60
Male Non-Smoker Age 55 Rated Table H, Female Standard Non-Smoker Age 50  $11.29
Male Standard Non-Smoker Age 65, Female Standard Non-Smoker Age 60       $17.80
Male Standard Non-Smoker Age 75, Female Standard Non-Smoker Age 70       $33.19

 Accordingly, if the Insureds were a male standard non-smoker age 55, and a female standard non-smoker age 50, and the Policy's Specified Amount was $500,000, the initial Surrender Charge would be $4,680 (9.36 x 500).

 The maximum rate per 1000 of Specified Amount, considering all possible combinations of sex, Issue Ages, and rating class of the Insureds, is $43.32.

 The Surrender Charge in any given Policy Year will equal a percentage of the initial Surrender Charge as follows:

                                                   SURRENDER CHARGE AS
        POLICY YEAR                      PERCENTAGE OF INITIAL SURRENDER CHARGE*
        -----------                      ---------------------------------------
        0 - 5...........................                   100%
        6...............................                    80%
        7...............................                    60%
        8...............................                    40%
        9...............................                    20%
        10+.............................                     0%

-------
* May be lower at some ages

 We will not assess a Surrender Charge after the ninth Policy Year. A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or reduction in Specified Amount plus any applicable pro rata Surrender Charge.

SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

 All applicable Surrender Charges are imposed on Surrenders.

 We will impose a pro rata Surrender Charge on Withdrawals. The pro rata Surrender Charge is the amount of the Withdrawal divided by the Cash Value. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge of $50 will be deducted from the amount of each Withdrawal. (See "Withdrawals") The Surrender Charge dose not apply to Policy loans.

 We will also impose a pro rata Surrender Charge on Decreases in Specified Amount. The pro rata portion will equal the amount of the Specified Amount reduction divided by the Specified Amount before the reduction.

OTHER CHARGES
-------------

 We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by Us on the assets attributable to that Division. Although We currently make no charge, we reserve the right to charge You an administrative fee, not to exceed $50, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.

                            ALLOCATION OF PREMIUMS

 You may allocate all or a part of Your Net Premiums to the Divisions currently available under Your Policy or You may allocate all or a part of Your Net Premiums to the General Account.

THE PORTFOLIOS

 The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums applied to the Separate Account will be invested in the Portfolios in accordance with Your selection. Portfolios may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Portfolios You may elect to 17 over the lifetime of the Policy or to increase the total number of Portfolios You may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only through the purchase of variable annuities or variable life insurance policies. (See Mixed and Shared Funding)

 The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Portfolio or combination of Portfolios is best suited to Your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

  . JPVF International Equity Portfolio seeks long-term capital appreciation through investments in securities whose primary trading markets are outside the United States.

  . JPVF World Growth Stock Portfolio seeks to achieve long-term capital growth through a policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

  . JPVF Emerging Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long-term growth.

  . JPVF Growth Portfolio seeks capital growth by investing primarily in equity securities that the Sub-Investment Manager believes have above-average growth prospects.

  . JPVF Capital Growth Portfolio seeks capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

  . JPVF Small Company Portfolio seeks to achieve growth of capital. The Portfolio pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies, which are defined as companies with market capitalizations equal to or less than the largest company in the Russell 2000(R) Index.

  . JPVF Growth and Income Portfolio seeks long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, seeks a reasonable level of current income.

  . JPVF Global Hard Assets Portfolio seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities". Hard Asset Securities include equity and debt securities of "Hard Asset Companies", that are directly or indirectly engaged in the exploration, development, production or distribution of one or more of the following: precious metals; ferrous and non-ferrous metals; oil and gas, petroleum, petrochemicals or other hydrocarbons; forest productions; real estate; and other basic non-agricultural commodities. Income is a secondary consideration.

  . JPVF Balanced Portfolio seeks reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

  . JPVF High Yield Bond Portfolio seeks a high level of current income by investing primarily in corporate obligations with emphasis on higher yielding, higher risk, lower-rated or unrated securities. These securities may be considered speculative and involve greater risks, including risk of default, than higher rated securities.

  . JPVF Money Market Portfolio seeks to achieve as high a level of current income as is consistent with preservation of capital and liquidity. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

  . Fidelity Variable Insurance Products Fund--Growth Portfolio seeks capital appreciation by investing primarily in common stocks.

  . Fidelity Variable Insurance Products Fund--Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Fund will also consider the potential for capital appreciation.

  . Fidelity Investments' Variable Insurance Products Fund II--Contrafund Portfolio seeks maximum total return over the long term by investing its assets mainly in equity securities of companies that are undervalued or out-of-favor.

  . Fidelity Variable Insurance Products Fund II--Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

  . MFS Variable Insurance Trust--Research Series seeks to provide long-term growth of capital and future income by investing a substantial proportion of its assets in equity securities of companies believed to possess better-than-average prospects for long-term growth.

  . MFS Variable Insurance Trust--Utilities Series seeks capital growth and current income (incomes above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

  . Oppenheimer Variable Account Funds--Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Portfolio intends to invest principally in: (i) foreign government and corporate debt securities, (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative.

  . Oppenheimer Variable Account Funds--Bond Fund primarily seeks a high level of current income from investment in high yield, fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, this Portfolio seeks capital growth when consistent with its primary objective.

  . Templeton Variable Product Series Fund--Templeton International Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental. Although the Templeton International Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by Standard & Poor's Corporation or Moody's Investors Service, Inc. or which are unrated by any rating agency.

 Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

INVESTMENT ADVISERS FOR EACH OF THE FUNDS:

 Jefferson Pilot Variable Fund, Inc. ("JPVF") The investment manager to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with nine unaffiliated companies to act as sub-investment managers to the Funds. They are: Lombard Odier International Portfolio Management Limited ("Lombard Odier") for the International Equity Portfolio; Templeton Global Advisors, Limited ("Templeton") for the World Growth Stock Portfolio; Massachusetts Financial Services Company ("MFS") for the Emerging Growth Portfolio, the High Yield Bond Portfolio and the Money Market Portfolio; Janus Capital Corporation ("Janus") for the Capital Growth Portfolio; Strong Capital Management, Inc. ("Strong") for the Growth Portfolio; Pioneering Management Corporation ("Pioneer") for the Small Company Portfolio; Warburg Pincus Asset Management, Inc. ("Warburg") for the Growth and Income Portfolio; Van Eck Associates Corporation ("Van Eck") for the Global Hard Assets Portfolio; and J.P. Morgan Investment Management, Inc. ("Morgan") for the Balanced Portfolio.

 Fidelity Variable Insurance Products Fund--Fidelity Management & Research Company ("FMR")

 Fidelity Variable Insurance Products Fund II--FMR

 MFS Variable Insurance Trust--Massachusetts Financial Services Company
("MFS")

 Oppenheimer Variable Account Funds--OppenheimerFunds, Inc. ("Oppenheimer")

 Templeton Variable Products Series Fund--Templeton Investment Counsel, Inc. ("TICI")

MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

 Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

 The Company reserves the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. The Company may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in the Company's view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

 We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

   (a) to operate the Separate Account in any form permitted by law;

   (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

   (c) to transfer assets from one Division to another, or from any Division to our general account;

   (d) to add, combine, or remove Divisions in the Separate Account;

   (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees--Other Charges" on page 10 above; and

   (f) to change the way We assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

 Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Portfolios.

GENERAL ACCOUNT

 Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.

 The General Account is a fixed funding option available under the Policy. The Company guarantees a minimum interest rate of 4.0% on amounts in the General Account and assumes the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

 The General Account is secured by the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in separate accounts sponsored by the Company or its affiliates. The Company will invest the assets of the General Account in those assets chosen by the Company, as allowed by applicable law. Investment income of such General Account assets will be allocated by the Company between itself and those policies participating in the General Account.

 The Company guarantees that, at any time, the General Account Value of Your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any Withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 4%.

 If You do not accept the Policy issued as applied for or you exercise Your "free look" option, no interest will be credited and We will retain any interest earned on the Initial Net Premium.

                                POLICY CHOICES

GENERAL

 The Policy is designed to provide the Insureds with lifetime insurance protection and to provide the Policyowner with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on two Insureds with a Death Benefit payable only on Second Death. You are not required to pay scheduled premiums to keep the Policy in force and You may, subject to certain limitations, vary the frequency and amount of premium payments.

 To purchase a Policy, You must complete an application and submit it to Us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insureds under the Policy must generally be under age 85, although one Insured may be over age 85. For ages 15 and over, each Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any good reason.

 The minimum Specified Amount at issue is $100,000. We reserve the right to revise Our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

PREMIUM PAYMENTS

 The Policy is a flexible premium life insurance policy. This means that You may decide when to make premium payments and in what amounts. You must pay your premiums to Us at our home office or through one of Our authorized agents for forwarding to Us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, Your own premium payment schedule. No payment may be less than $250 ($50 for electronic fund transfers). The Policy has a minimum premium period of 5 years. If You pay the Minimum Annual Premium, We guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction. The minimum initial premium will equal the Minimum Annual Premium, divided by 4. In order to help You get the insurance benefits You desire, We will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on Your insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy and the Insureds' ages, sex and risk classes. You are not required to pay such premiums and failure to make any premium payment will not necessarily result in lapse of the Policy, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that Your Policy will remain in force. (See "Grace Period")

MODIFIED ENDOWMENT

 The Policy will be allowed to become a Modified Endowment contract under the Internal Revenue Code only with Your consent. Otherwise, if at any time the premiums paid under the Policy exceed the limit for avoiding modified contract status, We will notify You in writing within 60 days and You may request a refund of the excess premium. If We do not receive Your request to refund the excess premium, such amount will be held in a separate deposit fund and will be credited with the current interest rate.

COMPLIANCE WITH THE INTERNAL REVENUE CODE

 The Policy is intended to qualify as life insurance under the Internal Revenue Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, We will notify You in writing within 60 days and You may request a refund of the excess premium. If we do not receive your request to refund the excess premium, such amount will be held in a separate deposit fund and will be credited with the current interest rate.

 Under limited circumstances, We may backdate a Policy, upon request, by assigning an Issue Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that You can purchase a particular Policy Specified Amount for lower Cost of Insurance Rate based on a younger insurance age. For a backdated Policy, You must pay the premium for the period between the Issue Date and the date the application is received at the Home Office. Backdating of Your Policy will not affect the date on which Your premium payments are credited to the Separate Account.

 We will allocate premium payments, net of the premium tax charge and Federal DAC tax, plus interest earned prior to the Allocation Date, among the General Account and the divisions of the Separate Account in accordance with Your directions to Us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5% and allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as You instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in Our Home Office. Prior to the Allocation Date, the initial net premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

 You may change Your premium allocation instructions at any time. Your request may be written or by telephone, so long as the proper telephone authorization is on file with Us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after You notify Us. We will send You confirmation of the change. (See "Transfers and Allocations to Funding Options")

DEATH BENEFIT OPTIONS

 At the time of purchase, You must choose between the two available Death Benefit Options. The amount payable upon the Second Death depends upon which Death Benefit Option You choose.

 Under Option 1 the Death Benefit will be the greater of the current Specified Amount or the Accumulation Value on the Second Death multiplied by the corridor percentage, as described below.

 Under Option 2 the Death Benefit will be the greater of the current Specified Amount plus the Accumulation Value on the Second Death or the Accumulation Value on the Second Death multiplied by the corridor percentage, as described below.

 The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

 Corridor Percentages (Attained as of the Younger Insured at the Beginning of
                              the Contract Year)

       AGE        %           AGE          %           AGE          %            AGE            %
       ---       ---          ---         ---          ---         ---          -----          ---
       0-40      250%          50         185%          60         130%            70          115%
       41        243           51         178           61         128             71          113
       42        236           52         171           62         126             72          111
       43        229           53         164           63         124             73          109
       44        222           54         157           64         122             74          107
       45        215           55         150           65         120          75-90          105
       46        209           56         146           66         119             91          104
       47        203           57         142           67         118             92          103
       48        197           58         138           68         117             93          102
       49        191           59         134           69         116             94+         101

 Under both Option 1 and Option 2, the Death Benefit will be reduced by a Withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

 The Death Benefit will be set at 101% of the cash value on the Policy Anniversary Date nearest the Younger Insured's Attained Age 100.

 After We issue the Policy, You may, subject to certain restrictions, change the Death Benefit selection from Option 1 to Option 2, or vice versa, by sending Us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2.

TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

 You may transfer all or part of the Accumulation Value to any other Portfolio or to the General Account at any time. Funds may be transferred between the Portfolios or from the Portfolios to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, We will impose a transfer charge of $50, which We will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless You specify otherwise. We will not impose a Transfer Charge on the transfer of the initial Net Premium payments, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a Transfer Charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

 You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. While You are doing this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating classes of the Insureds at the time of transfer. The minimum period will decrease if You choose to surrender the Policy or make a withdrawal. The minimum period will increase if You choose to decrease the Specified Amount, make additional premium payments, or We credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

 Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, We allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (b) $100,000. Any other transfer rules, including minimum transfer amounts, also apply. We reserve the right to modify these restrictions.

 We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions of the Separate Account will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of initial net premium payments, plus interest earned, from the General Account and loan repayments.

 We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowners or pursuant to market timing services when We determine that such transfers will be detrimental to the Portfolios, Policyowners or You.

TELEPHONE TRANSFERS, LOANS AND REALLOCATIONS

 You or your authorized representative may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing or by telephone. In order to make telephone transfers, You must complete a written telephone transfer authorization form and return it to Us at our Home Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, the Company will not execute the transfer and You will be notified.

 We may also permit loans to be made by telephone, provided that Your authorization form is one file with Us. Only You may request loans by telephone.

 We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which We reasonably believe to be genuine will be Your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, You will bear the risk of loss. If the Company does not use reasonable procedures, as described above, it may be liable for losses due to unauthorized instructions.

AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

 Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.

 You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Portfolio or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but You must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. The Company reserves the right to suspend or modify automated transfer privileges at any time.

 You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions between various types of investments on a systematic basis. Under this feature, We will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

 You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

 Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, You should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, You should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

                                 POLICY VALUES

ACCUMULATION VALUE

 The Accumulation Value of Your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate Your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional net premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

 On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the State Premium Tax and Federal DAC Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for Your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is (i) plus (ii) plus (iii) minus (iv) minus (v) where:

   (i) is the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, described below, for the current Valuation Period,

   (ii) is any Net Premium We receive during the current Valuation Period which is allocated to the Division,

   (iii) is all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period,

   (iv) is the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, and

   (v) is all withdrawals from the Division during the current Valuation
  Period.

 Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the monthly deduction and increased by any Accumulation Value Adjustment allocated to the Divisions.

 We will calculate a guaranteed monthly Accumulation Value Adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

   (i) is .0003333 in Policy Years 2 through 10 and .00025 in Policy Years 11 and thereafter;

   (ii) is the amount allocated to the Divisions at the beginning of the Policy Year;

   (iii) is the Type B loan balance at the beginning of the Policy Year; and

   (iv) is the Guideline Single Premium at issue under Section 7702 of the Code.

 See "Policy Loans" for a description of Type B loans.

 Unit Values. We credit Units to You upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which You have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to Your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

 The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

 Net Investment Factor. The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

   (1) is the sum of:

     (a) the Net Asset Value of a Fund share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

     (b) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

   (2) is the Net Asset Value of a Fund share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

   (3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the daily Net Asset Value of Fund shares held in the Separate Account for that Division.

 Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

 The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

 You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

SURRENDER VALUE

 The Surrender Value of the Policy is the amount You can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Loan Value plus any accrued interest. (See Charges Deducted Upon Surrender)

                                 POLICY RIGHTS

SURRENDERS

 By Written Request, You may surrender the Policy for its Surrender Value at any time while one or both Insureds is alive. All insurance coverage under the Policy will end on the date of the Surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which We agree and that We make available. (See Right to Defer Payment, Policy Settlement and Payment of Benefits)

WITHDRAWALS

 By Written Request, You may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A $50 Charge will be deducted from the amount of the Cash Value which You withdraw. We will also deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the $50 charge is applied is $500. The amount You withdraw cannot exceed the Surrender Value.

 Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows.

  .  The Policy's Cash Value will be reduced by the amount of the withdrawal;

  . The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

  . Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

 The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

 If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, We will not allow a withdrawal if the Specified Amount will be reduced below the $100,000.

 If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-per-dollar reduction in the life insurance proceeds payable under the Policy.

 You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, We will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See Right to Defer Payment, Policy Changes and Payment of Benefits)

GRACE PERIOD

 If Your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction and You have not met Cumulative Minimum Premium requirements during the minimum premium period, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. Your Policy will go into "lapse pending status".

 Written notice will be mailed to Your last known address, according to Our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

 The Policy will stay in force during the Grace Period. If the last surviving Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

 If payment is not made within 61 days after the Monthly Anniversary Day, the Policy will terminate without value at the end of the Grace Period.

REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

 If the Policy terminates as provided in its Grace Period benefit, it may be reinstated. To reinstate the Policy, the following conditions must be met:

  --The Policy has not been fully surrendered.

  --You must apply for reinstatement within 5 years after the date of termination and before the Younger Insured's Attained Age 100.

  --We must receive evidence of insurability, satisfactory to Us, that each Insured, or the survivor of the Insureds, is insurable at the original rating class or classes.

  --We must receive a premium payment sufficient to keep the Policy in force for the current month plus two additional months.

  --If a loan was outstanding at the time of lapse, We will require that either You repay or reinstate the loan before We reinstate the Policy.

 Supplemental Benefits will be reinstated only with Our consent. (See Grace Period and Premium Payments)

COVERAGE BEYOND YOUNGER INSURED'S ATTAINED AGE 100

 At the younger Insured's Attained Age 100, We will make several changes to Your Policy. At that point and thereafter, the Specified Amount will equal the current Accumulation Value. The Death Benefit will be set to Option 1 and will equal 101% of the Specified Amount less Policy Debt. We will no longer deduct any Cost of Insurance charges or Unit Expense Charge, the Monthly Accumulation Value Adjustment will cease and no new premiums will be accepted.

RIGHT TO DEFER PAYMENT

 Payments of any Separate Account Value will be made within 7 days after Our receipt of Your Written Request. However, the Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, We may defer payment of Full Surrender and Withdrawal Values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

 Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due Us.

POLICY LOANS

 We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount You can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.

 We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow You to make loans by telephone if You have filed a proper telephone authorization form with Us. So long as your Policy is in force and an Insured is living, You may repay your loan in whole or in part at any time without penalty.

 Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions of the Separate Account and the existing General Account value that is not already allocated to secure a Policy Loan, and We will transfer Separate Account Value as You have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

 We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 6%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

 If Policy Debt exceeds Cash Value, We will notify You and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, You may be taxed on the total appreciation under the Policy. However, You may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

 You may repay the Policy Debt, in whole or in part, at any time during either Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, We will apply payments received from you as follows: We will apply payments as premium in the amount of the Planned Periodic Premium, received at the Premium Frequency, unless You specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the Premium Frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If You have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, We will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

 An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, You may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if You repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Loan Value is not credited with the investment experience of the Funds.

POLICY CHANGES

 You may make changes to Your Policy, as described below, by submitting a Written Request to Our Home Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to You once the change is completed.

DECREASE IN SPECIFIED AMOUNT

 You may decrease the Specified Amount of this Policy after the 1st Policy Year by sending a written request and the Policy to Our home office. However:

  .  Any decrease must be at least $25,000

  .  Any decrease will affect Your cost of insurance charge

  . Any decrease may affect the monthly Accumulation Value Adjustment but will not affect the amount available for a Type A loan

  . Any decrease will be effective on the Monthly Anniversary Date after the Date of Receipt of the request

  .  A pro rata Surrender Charge will be assessed

  . Any decrease may result in federal tax implications (See "Federal Tax Matters")

  .  No decrease may decrease the Specified Amount below $100,000.

CHANGE IN DEATH BENEFIT OPTION

 Any change in the Death Benefit Option is subject to the following conditions:

  . The change will take effect on the Monthly Deduction Day on or next following the date on which Your Written Request is received.

  .  There will be no change in the Surrender Charge.

  .  Evidence of insurability may be required.

  . Changes from Option 1 to 2 will be allowed at any time while this Policy is in force, subject to evidence of insurability satisfactory to Us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

  . If the change decreases the Specified Amount below the minimum of $100,000, We will increase the Specified Amount to $100,000.

  . Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change. (See Surrender Charge and Right of Policy Examination)

RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

 The Policy has a free look period during which You may examine the Policy. If for any reason You are dissatisfied, You may return the Policy to Us at Our Home Office or to Our representative within 10 days of delivery of the Policy to You (or within a different period if required by State law). Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to You within seven days all payments We received on the Policy. Prior to the Allocation Date, We will hold the initial Net Premium, and any other premiums we receive, in Our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

SUPPLEMENTAL BENEFITS

 The supplemental benefits currently available as riders to the Policy include the following:

  . Guaranteed Death Benefit Rider--guarantees that the Policy will stay in force during the guarantee period specified in the rider with a Death Benefit equal to the Specified Amount, subject to the terms of the rider.

  . Automatic Increase Rider--allows for scheduled annual increases in Specified Amount, subject to the terms of the rider.

  . Policy Split Option Rider--allows You, upon election, to exchange the Policy for two individual policies one on each Insured named in the Policy, subject to the terms of the rider.

  . Estate Protection Rider--provides for an increase in Specified Amount in Policy Years 1 through 4, subject to the terms of the rider.

 These riders may not be available in all states.

 Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in Your Policy.

                                 DEATH BENEFIT

 The Death Benefit under the Policy will be paid in a lump sum unless You or the beneficiary have elected that they be paid under one or more of the available Settlement Options.

 Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the Second Death, unless You have made an irrevocable election.

 All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as We may choose to make available in the future.

 If the Policy is assigned as collateral security, We will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

 (See "Right to Defer Payment" and "Policy Settlement")

                               POLICY SETTLEMENT

 We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options available under the Policy upon the death of the Surviving Insured or upon Surrender or upon maturity.

 A Written Request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Home Office. If no Settlement Option has been elected by You when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election.

SETTLEMENT OPTIONS

 The following Settlement Options are available under the Policy:

 Option A--Installments of a specified amount. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

 Option B--Installments for a specified period. Payments to be made monthly for an agreed number of years.

 Option C--Life Income. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.

 Option D--Interest. We will pay interest on the proceeds We hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.

 Option E--Interest: Performance Plus Account. We will pay interest on the proceeds We hold, based on current money market interest rates. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.

 The interest rate for Options A, B, D and E will not be less than 3% per year. The interest rate for Option C will not be less than 2.5% per year.

 Unless otherwise stated in the election of any option, the payee of the policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, We will resume the payment on that date. The payment will then continue for the lifetime of the payee.

 If the payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

 At least $25,000 of Policy proceeds must be applied to each settlement option chosen. We reserve the right to change payment intervals to increase payments to $250 each.

CALCULATION OF SETTLEMENT OPTION VALUES

 The value of the Settlement Options will be calculated as set forth in the Policy.

                                  THE COMPANY

 Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. In 1991 Chubb Life redomesticated from the State of Tennessee to the State of New Hampshire and is now a New Hampshire life insurance company. Effective April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. JP Financial's home office and service center are located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

 The Company is licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands, Guam and in the District of Columbia.

 At December 31, 1997 the Company and its subsidiaries had total assets of $4,919,934,000 and had over $64 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $23 billion.

 The Company writes individual life insurance and annuities. It is subject to New Hampshire law governing insurance.

 The Company is currently rated AAA (Superior) by Duff & Phelps, AAA (Superior) by Standard & Poor's Corporation and A+ (Superior) by A.M. Best and Company. These ratings do not apply to JPF Separate Account C, but reflect the opinion of the rating companies as to the Company's relative financial strength and ability to meet its contractual obligations to its policyowners.

                             DIRECTORS AND OFFICERS

                           MANAGEMENT OF JP FINANCIAL

                Executive Officers and Directors of JP Financial

                                   DIRECTORS

                         PRINCIPAL OCCUPATION AND
NAME                     BUSINESS ADDRESS
----                     ------------------------
Dennis R. Glass......... Senior Vice President, Chief Financial Officer and Treasurer
                         Jefferson-Pilot Corporation
                         (also serves as Executive Vice President, Chief Financial Officer and Treasurer of Jefferson-Pilot Life Insurance Company)
                         100 North Greene Street
                         Greensboro, North Carolina 27401
Kenneth C. Mlekush...... Senior Vice President
                         (also serves as President of Jefferson-Pilot
                         Life Insurance Company)
                         100 North Greene Street
                         Greensboro, North Carolina 27401
David A. Stonecipher.... President, Chairman and Chief Executive Officer
                         (also serves as Chief Executive Officer of
                         Jefferson-Pilot Life Insurance Company)
                         100 North Greene Street
                         Greensboro, North Carolina 27401
E. Jay Yelton........... Executive Vice President
                         Jefferson-Pilot Life Insurance Company
                         100 North Greene Street
                         Greensboro, North Carolina 27401

                   EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)

NAME                     POSITION
----                     --------
Charles C. Cornelio..... Executive Vice President
Reggie D. Adamson....... Senior Vice President
Ronald R. Angarella..... Senior Vice President
John C. Ingram.......... Senior Vice President
Hal B. Phillips, Jr. ... Senior Vice President
Paul J. Strong.......... Senior Vice President
John W. Wells........... Senior Vice President
James R. Abernathy...... Vice President
Thomas M. Bodrogi....... Vice President
Margaret O. Cain........ Vice President
Rebecca M. Clark........ Vice President
Kenneth S. Dwyer........ Vice President
Ronald H. Emery......... Vice President
Donald M. Kane.......... Vice President
Patrick A. Lang......... Vice President
Shari J. Lease.......... Vice President
Donna L. Metcalf........ Vice President
Thomas E. Murphy, Jr.
 M.D. .................. Vice President and Medical Director
Robert A. Reed.......... Vice President
Kenneth L. Robinson,
 Jr. ................... Vice President
James M. Sandelli....... Vice President
Russell C. Simpson...... Vice President and Treasurer
William A. Spencer...... Vice President
John A. Thomas.......... Vice President

 The officers and employees of JP Financial who have access to the assets of Separate Account C are covered by a fidelity bond issued by Aetna Casualty and Surety Company in the amount of $35,000,000.

                            ADDITIONAL INFORMATION

REPORTS TO POLICYOWNERS

 We will maintain all records relating to the Separate Account. At least once in each Policy Year, We will send You an Annual Summary containing the following information:

    1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

    2. A statement of all premiums paid and all charges incurred;

    3. The balance of outstanding Policy Loans for the previous calendar year;

    4. Any reports required by the 1940 Act.

 We will promptly mail confirmation notices at the time of the following transactions:

    1. policy issue;

    2. receipt of premium payments;

    3. initial allocation among Divisions on the Allocation Date;

    4. transfers among Divisions;

    5. change of premium allocation;

    6. change between Death Benefit Option 1 and Option 2;

    7. decreases in Specified Amount;

    8. withdrawals, surrenders or loans;

    9. receipt of loan repayments;

   10. reinstatements; and

   11. redemptions due to insufficient funds.

RIGHT TO INSTRUCT VOTING OF FUND SHARES

 In accordance with our view of present applicable law, We will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares You have a right to vote will be determined as of a record date established by the Fund. The number of votes that You are entitled to direct with respect to a Fund will be determined by dividing Your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit Your voting instructions by mail at least 14 days before any shareholders meeting.

 We will cast the votes at meetings of the shareholders of the Fund and will be based on instructions received from Policyowners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation should change, and as a result We determine that We are permitted to vote the shares of the Fund in our right, We may elect to do so.

 We will vote Fund shares for which We do not receive timely instructions and Fund shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which We receive for all Policies participating in each Fund through the Separate Account.

DISREGARD OF VOTING INSTRUCTIONS

 When required by state insurance regulatory authorities, We may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Fund if We reasonably disapprove of such changes.

 We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if We determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a fund would result in overly speculative or unsound investments. In the event that We do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

STATE REGULATION

 The Policy will be offered for sale in all jurisdictions where the Company is authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities.

LEGAL MATTERS

 We know of no pending material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by Our Counsel. The law firm of Jorden Burt Boros Cicchetti Berenson & Johnson, 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serve as Our Special Counsel with regard to the federal securities laws.

THE REGISTRATION STATEMENT

 We have filed a Registration Statement under the Securities Act of 1933 relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to SEC rules and regulations. You should refer to the instrument as filed to obtain any omitted information.


FINANCIAL STATEMENTS

 Our financial statements which are included in the Prospectus should be considered only as bearing on Our ability to meet Our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account. Our most current audited financial statements are those as of the end of the most recent fiscal year. There has been no material adverse change in Our financial position since the dates of the audited financial statements.

EMPLOYMENT BENEFIT PLANS

 Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

DISTRIBUTION OF THE POLICY

 Jefferson Pilot Variable Corporation (JPVC), a North Carolina Corporation incorporated on January 13, 1970, will serve as principal underwriter of the securities offered under the Policy as defined by the federal securities laws. The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for Us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.

 We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 85% of first year target premium and 5% of first year excess premium, and 5% of target premium for the second through fifteenth policy years for both renewals and excess premium. Compensation arrangements vary among broker-dealers. Override payments, expense allowances and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Except as previously described in this prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

INDEPENDENT AUDITORS

 Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, are the independent auditors for the Separate Account and Ernst & Young LLP, 100 North Greene Street, Greensboro, North Carolina, are the independent auditors for the Company. The services provided to the Separate Account include primarily the audits of the Separate Account's financial statements.

                                   YEAR 2000

 Certain computer programs have been written using two digits rather than four to define the applicable year. As a result, any computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000 (the "Year 2000 Matter"). This could result in a system failure which may disrupt operations, including an inability to accurately process or calculate new or in-force business.

 Our parent company, Jefferson-Pilot Corporation ("JP Corporation"), has completed an assessment and has determined that it will have to modify or replace portions of the software and hardware utilized by JP Corporation's affiliates, including Us, so that the computer systems will function properly with respect to dates in the year 2000 and thereafter.

 JP Corporation will utilize both internal and external resources to reprogram, replace, convert and test software and hardware for any necessary Year 2000 modifications. The project is estimated to be completed no later than the third quarter of 1999. JP Corporation believes that with modifications to its existing software and hardware and conversions to new software, the Year 2000 matter will not post significant operational problems for its computer systems. However, if such modifications and conversions are not made, or are not completed on a timely basis, the Year 2000 Matter could have a material impact on Our operations.

 JP Corporation has initiated formal communications with all of its significant suppliers to determine the extent to which Our systems, policies, procedures and contracts are vulnerable to those third parties' failure to remedy their own Year 2000 issues. There is no guarantee that the systems of other companies on which We rely will be in compliance on a timely basis, nor is there any guarantee that non-compliance would not have an adverse effect on Our systems and business.

 The costs of the project and the date on which JP Corporation believes it will be compliant are based on management's best estimates which were derived using various assumptions of future events, including the continued availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved.

 JP Corporation has not yet allocated the costs of compliance among its subsidiaries, including Us. To the best of JP Corporation's and Our knowledge, it is currently anticipated that any future allocation is unlikely to have a material financial impact on Us.

GROUP OR SPONSORED ARRANGEMENTS

 Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

 We may reduce the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

 We may also reduce or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.

 The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

                                  TAX MATTERS

GENERAL

 Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on Our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

FEDERAL TAX STATUS OF THE COMPANY

 We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of the Company's total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

 Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

LIFE INSURANCE QUALIFICATION

 The Policy contains provisions not found in traditional life insurance policies. Moreover, the Code does not directly address how it applies to survivorship policies. In the absence of final regulations or other guidance under the Code regarding this form of Contract, there is necessarily some uncertainty as to whether a survivorship policy will meet the code's definition of life insurance contract. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

 Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the death benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

 The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, We will notify You in writing within 60 days and you may request a refund of the excess premium. If We do not receive Your request to refund the excess premium, such amount will be held in a separate deposit fund and will be credited with the current interest rate. You may also choose to have the Policy become a modified endowment contract.

 A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under Your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

 If the benefits under your Policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment unless You request a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

 If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first") basis; distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

 A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

 To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter, will be taxable income to You. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to You to the extent that accumulation value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contract policies that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

 In addition to the distribution rules for modified endowment contracts, the Code and proposed regulations thereunder require that reasonable mortality and other charges be used in satisfying the definition of life insurance. The death benefit under a policy which meets this definition will continue to be excluded from the beneficiary's gross income. We believe that the Policies meet this definition. As long as a policy does not violate the tests described above, it will not fail to meet the tests of the Code and the general tax provisions described herein still apply.

 The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, the United States Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, You are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to Your situation.

 Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as Your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

 Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for You. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums You have paid that have not been previously withdrawn.

 If You make a partial withdrawal, surrender, loan or exchange of the Policy, We may be required to withhold federal income tax from the portion of the money You receive that is includible in Your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before We make the payment. In addition, if You fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies Us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, You are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If You elect not to have federal income tax withheld, or if the amount withheld is insufficient, then You may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that You consult with a tax adviser or attorney as to the tax implications of these matters.

 In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

 The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

 Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary. If the Policyowner is the last surviving Insured, the Death Benefit proceeds will generally be includible in the Policyowner's estate on his or her death for purposes of the federal estate tax. If the Policyowner dies and was not the last surviving Insured, the fair market value of the Policy may be included in the Policyowner's estate. In general, Death Benefit proceeds are not included in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

 Current Treasury regulations set standards for diversificaiton of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe We presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to You, income earned on a Policy would be taxable to You in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

 The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account C to be includible in the Policyowner's gross income in the year earned. However, We have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

 The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

CHARGES FOR JP FINANCIAL INCOME TAXES

 We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and We will include flexible premium life insurance operations in our tax return in accordance with these rules.

 Currently no charge is made against the Separate Account for Our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to Us on the Division or its assets. Under present laws, We may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, We may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

                        MISCELLANEOUS POLICY PROVISIONS

THE POLICY

 The Policy which You receive, the application You make when You purchase the Policy, any applications for any changes approved by Us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

 Application forms are completed by the applicants and forwarded to Us for acceptance. Upon acceptance, the Policy is prepared, executed by duly authorized officers of the Company and forwarded to You.

 We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to You.

PAYMENT OF BENEFITS

 All benefits are payable at Our Home Office. We may require submission of the Policy before We grant Policy Loans, make changes or pay benefits.

SUICIDE AND INCONTESTABILITY

 Suicide Exclusion--In most states, if one or both Insureds die by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and We will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

 Incontestability--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of each Insured for two years from the date of issue or reinstatement.

PROTECTION OF PROCEEDS

 To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

NONPARTICIPATION

 The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

 Unless otherwise stated in the Policy, You may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to Us at Our Home Office. After We have agreed, in writing, to the change, it will take effect as of the date on which Your Written Request was signed.

 The Policy may also be assigned. No assignment of Policy will be binding on Us unless made in writing and sent to Us at Our Home Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

MISSTATEMENTS

 If the age or sex of either Insured has been misstated in an application, including a reinstatement application, We will adjust the benefits payable to reflect the correct age or sex.

                                  APPENDIX C

      ILLUSTRATIONS OF ACCUMULATION VALUES CASH VALUES AND DEATH BENEFITS

  Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to Insureds of a given age and given premium would vary over time if the return on the assets held in each Portfolio of the Funds were a constant gross annual rate of 0%, 6%, and 12%. The tables on pages A-2 through A-7 illustrate a Survivorship Policy issued to a male, age 55, under a standard rate non-smoker underwriting risk classification and a female, age 50, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

  The amount of the Accumulation Value exceeds the Cash Value during the first nine policy years due to the Surrender Charge. For policy years ten and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

  The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates and assume a monthly accumulation value adjustment. The current cost of insurance rates, which may be modified at any time, are based on the sex, issue ages, policy year, and rating class of the Insured(s). The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table Male and Female. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I or Option II death benefits are illustrated.

  The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions of Separate Account C is lower than the gross rates of return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the Divisions of Separate Account C.

  The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .70% of the aggregate average daily net assets of the Portfolios plus an assumed charge of .14% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 1997. The .70% investment advisory fee is an average of the individual investment advisory fees of the twenty Portfolios. The .14% expense figure is based on a weighted average utilizing average net assets for the Jefferson Pilot Variable Fund Portfolios, the Templeton International Fund, the Fidelity VIP and VIP II Portfolios, the Oppenheimer Portfolios and the MFS Portfolios. Expenses for the Templeton International
Fund: Class 2, the Fidelity Equity Income, Growth, Contrafund and Index 500 Portfolios, the MFS Research and Utilities Series, and the Oppenheimer Bond and Strategic Bond Portfolios were provided by the investment managers for these portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each Division of Separate Account C for the Mortality and Expense Risk Charge, which is equivalent to a charge at a current annual rate of 1.00% of the average net assets of the Divisions of Separate Account C in Policy Years 1 through 10 and .60% in Policy Years 11 and thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -2.09%, 3.91%, and 9.91%, respectively.

  The hypothetical values shown in the tables do not reflect any charges for Federal income taxes or other taxes other than the DAC tax and the consideration of premium tax (at 2.5% of premium). However, if, in the future, any additional charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

  The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account C, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no Surrender Charges imposed, and that no transfers have been made and no Transfer Charges imposed.

  Upon request, JP Financial will provide, without charge, a comparable illustration based upon the proposed Insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. JP Financial has reserved the right to charge an administrative fee of up to $50 for such illustrations.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

     ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION I;
MALE NON-SMOKER ISSUE AGE 55               ASSUMED HYPOTHETICAL GROSS
FEMALE NON-SMOKER ISSUE AGE 50                 ANNUAL RATE OF RETURN:        12% (9.91% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM(1):                $10,000

         PREMIUMS          ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
END    ACCUMULATED   ----------------------------------     ---------------------------------
 OF   AT 5% INTEREST ACCUMULATION    CASH      DEATH        ACCUMULATION   CASH      DEATH
YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFIT(2)       VALUE(2)   VALUE(2)  BENEFIT(2)
----  -------------- ------------ ---------- ----------     ------------ --------- ----------
  1        10,500          7,424           0  1,000,000          7,404           0 1,000,000
  2        21,525         16,662       7,312  1,000,000         16,600       7,250 1,000,000
  3        33,101         27,875      18,525  1,000,000         27,742      18,392 1,000,000
  4        45,256         40,051      30,701  1,000,000         39,813      30,463 1,000,000
  5        58,019         53,261      43,911  1,000,000         52,877      43,527 1,000,000
  6        71,420         67,577      60,097  1,000,000         66,999      59,519 1,000,000
  7        85,491         83,078      77,468  1,000,000         82,251      76,641 1,000,000
  8       100,266         99,849      96,109  1,000,000         98,710      94,970 1,000,000
  9       115,779        117,985     116,115  1,000,000        116,460     114,590 1,000,000
 10       132,068        137,804     137,804  1,000,000        135,589     135,589 1,000,000
 11       149,171        160,681     160,681  1,000,000        157,145     157,145 1,000,000
 12       167,130        186,029     186,029  1,000,000        180,450     180,450 1,000,000
 13       185,986        214,087     214,087  1,000,000        205,626     205,626 1,000,000
 14       205,786        245,200     245,200  1,000,000        232,848     232,848 1,000,000
 15       226,575        279,703     279,703  1,000,000        262,297     262,297 1,000,000
 16       248,404        317,944     317,944  1,000,000        294,157     294,157 1,000,000
 17       271,324        360,317     360,317  1,000,000        328,647     328,647 1,000,000
 18       295,390        407,268     407,268  1,000,000        366,040     366,040 1,000,000
 19       320,660        459,296     459,296  1,000,000        406,672     406,672 1,000,000
 20       347,193        516,956     516,956  1,000,000        450,941     450,941 1,000,000
 25       501,135        915,817     915,817  1,000,000        747,978     747,978 1,000,000
 30       697,608      1,589,585   1,589,585  1,669,064 (3)  1,270,536   1,270,536 1,334,062 (3)
 35       948,363      2,704,358   2,704,358  2,839,576 (3)  2,121,061   2,121,061 2,227,114 (3)
 40     1,268,398      4,528,648   4,528,648  4,755,081 (3)  3,450,754   3,450,754 3,623,291 (3)
 45     1,676,852      7,556,318  7,556 ,318  7,631,881 (3)  5,606,101   5,606,101 5,662,162 (3)
 50     2,198,154     12,663,225  12,663,225 12,789,857 (3)  9,178,145   9,178,145 9,269,927 (3)

-------
(1) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

     ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I;
MALE NON-SMOKER ISSUE AGE 55               ASSUMED HYPOTHETICAL GROSS
FEMALE NON-SMOKER ISSUE AGE 50                 ANNUAL RATE OF RETURN:         6% (3.91% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM(1):                $10,000


         PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1        10,500        6,943          0  1,000,000      6,923          0  1,000,000
  2        21,525       15,202      5,852  1,000,000     15,142      5,792  1,000,000
  3        33,101       24,808     15,458  1,000,000     24,685     15,335  1,000,000
  4        45,256       34,643     25,293  1,000,000     34,431     25,081  1,000,000
  5        58,019       44,687     35,337  1,000,000     44,357     35,007  1,000,000
  6        71,420       54,914     47,434  1,000,000     54,438     46,958  1,000,000
  7        85,491       65,296     59,686  1,000,000     64,642     59,032  1,000,000
  8       100,266       75,800     72,060  1,000,000     74,935     71,195  1,000,000
  9       115,779       86,391     84,521  1,000,000     85,279     83,409  1,000,000
 10       132,068       97,242     97,242  1,000,000     95,627     95,627  1,000,000
 11       149,171      109,393    109,393  1,000,000    106,703    106,703  1,000,000
 12       167,130      122,125    122,125  1,000,000    117,728    117,728  1,000,000
 13       185,986      135,437    135,437  1,000,000    128,612    128,612  1,000,000
 14       205,786      149,328    149,328  1,000,000    139,236    139,236  1,000,000
 15       226,575      163,806    163,806  1,000,000    149,469    149,469  1,000,000
 16       248,404      178,858    178,858  1,000,000    159,161    159,161  1,000,000
 17       271,324      194,477    194,477  1,000,000    168,147    168,147  1,000,000
 18       295,390      210,670    210,670  1,000,000    176,247    176,247  1,000,000
 19       320,660      227,456    227,456  1,000,000    183,267    183,267  1,000,000
 20       347,193      244,805    244,805  1,000,000    188,968    188,968  1,000,000
 25       501,135      338,531    338,531  1,000,000    184,350    184,350  1,000,000
 30       697,608      433,751    433,751  1,000,000     55,687     55,687  1,000,000
 35       948,363      511,913    511,913  1,000,000          0          0          0
 40     1,268,398      546,894    546,894  1,000,000          0          0          0
 45     1,676,852      490,448    490,448  1,000,000          0          0          0
 50     2,198,154      188,399    188,399  1,000,000          0          0          0

-------
(1) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

     ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I;
MALE NON-SMOKER ISSUE AGE 55              ASSUMED HYPOTHETICAL GROSS
FEMALE NON-SMOKER ISSUE AGE 50                 NNUAL RATE OF RETURN:       0% (-2.09% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT       ASSUMED ANNUAL PREMIUM(1):               $10,000



         PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1        10,500        6,463          0  1,000,000      6,443          0  1,000,000
  2        21,525       13,801      4,451  1,000,000     13,744      4,394  1,000,000
  3        33,101       21,977     12,627  1,000,000     21,864     12,514  1,000,000
  4        45,256       29,835     20,485  1,000,000     29,647     20,297  1,000,000
  5        58,019       37,352     28,002  1,000,000     37,071     27,721  1,000,000
                                                         44,109
  6        71,420       44,499     37,019  1,000,000                36,629  1,000,000
  7        85,491       51,247     45,637  1,000,000     50,731     45,121  1,000,000
  8       100,266       57,560     53,820  1,000,000     56,905     53,165  1,000,000
  9       115,779       63,403     61,533  1,000,000     62,595     60,725  1,000,000
 10       132,068       68,948     68,948  1,000,000     67,757     67,757  1,000,000
 11       149,171       75,101     75,101  1,000,000     72,996     72,996  1,000,000
 12       167,130       81,179     81,179  1,000,000     77,595     77,595  1,000,000
 13       185,986       87,152     87,152  1,000,000     81,462     81,462  1,000,000
 14       205,786       92,992     92,992  1,000,000     84,484     84,484  1,000,000
 15       226,575       98,677     98,677  1,000,000     86,531     86,531  1,000,000
 16       248,404      104,167    104,167  1,000,000     87,459     87,459  1,000,000
 17       271,324      109,421    109,421  1,000,000     87,109     87,109  1,000,000
 18       295,390      114,400    114,400  1,000,000     85,310     85,310  1,000,000
 19       320,660      119,053    119,053  1,000,000     81,880     81,880  1,000,000
 20       347,193      123,307    123,307  1,000,000     76,590     76,590  1,000,000
 25       501,135      135,263    135,263  1,000,000      9,063      9,063  1,000,000
 30       697,608      112,708    112,708  1,000,000          0          0          0
 35       948,363       10,500     10,500  1,000,000          0          0          0
 40     1,268,398            0          0          0          0          0          0
 45     1,676,852            0          0          0          0          0          0
 50     2,198,154            0          0          0          0          0          0

-------
(1) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

     ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II;
MALE NON-SMOKER ISSUE AGE 55              ASSUMED HYPOTHETICAL GROSS
FEMALE NON-SMOKER ISSUE AGE 50                ANNUAL RATE OF RETURN:        12% (9.91% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT       ASSUMED ANNUAL PREMIUM(1):                $10,000


         PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
END    ACCUMULATED   --------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ --------- ---------- ------------ -------- ----------
  1        10,500         7,424           0 1,007,424      7,404          0  1,007,404
  2        21,525        16,659       7,309 1,016,659     16,597      7,247  1,016,597
  3        33,101        27,862      18,512 1,027,862     27,729     18,379  1,027,729
  4        45,256        40,017      30,667 1,040,017     39,779     30,429  1,039,779
  5        58,019        53,186      43,836 1,053,186     52,802     43,452  1,052,802
  6        71,420        67,429      59,949 1,067,429     66,852     59,372  1,066,852
  7        85,491        82,809      77,199 1,082,809     81,986     76,376  1,081,986
  8       100,266        99,393      95,653 1,099,393     98,260     94,520  1,098,260
  9       115,779       117,246     115,376 1,117,246    115,732    113,862  1,115,732
 10       132,068       136,684     136,684 1,136,684    134,454    134,454  1,134,454
 11       149,171       159,092     159,092 1,159,092    155,421    155,421  1,155,421
 12       167,130       183,866     183,866 1,183,866    177,894    177,894  1,177,894
 13       185,986       211,222     211,222 1,211,222    201,907    201,907  1,201,907
 14       205,786       241,465     241,465 1,241,465    227,507    227,507  1,227,507
 15       226,575       274,900     274,900 1,274,900    254,731    254,731  1,254,731
 16       248,404       311,820     311,820 1,311,820    283,567    283,567  1,283,567
 17       271,324       352,553     352,553 1,352,553    313,986    313,986  1,313,986
 18       295,390       397,460     397,460 1,397,460    345,945    345,945  1,345,945
 19       320,660       446,927     446,927 1,446,927    379,391    379,391  1,379,391
 20       347,193       501,353     501,353 1,501,353    414,225    414,225  1,414,225
 25       501,135       864,046     864,046 1,864,046    600,317    600,317  1,600,317
 30       697,608     1,421,629   1,421,629 2,421,629    754,905    754,905  1,754,905
 35       948,363     3,247,467   2,247,467 3,247,467    750,772    750,772  1,750,772
 40     1,268,398     3,447,639   3,447,639 4,447,639    339,060    339,060  1,339,060
 45     1,676,852     5,216,861   5,216,861 6,216,861          0          0          0
 50     2,198,154     7,919,144   7,919,144 8,919,144          0          0          0

-------
(1) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

     ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION II;
MALE NON-SMOKER ISSUE AGE 55             ASSUMED HYPOTHETICAL GROSS
FEMALE NON-SMOKER ISSUE AGE 50               ANNUAL RATE OF RETURN:    6% (3.91% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT      ASSUMED ANNUAL PREMIUM(1):           $10,000


         PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1        10,500        6,942          0  1,006,942      6,922          0  1,006,922
  2        21,525       15,198      5,848  1,015,198     15,139      5,789  1,015,139
  3        33,101       24,797     15,447  1,024,797     24,674     15,324  1,024,674
  4        45,256       34,614     25,264  1,034,614     34,402     25,052  1,034,402
  5        58,019       44,624     35,274  1,044,624     44,296     34,946  1,044,296
  6        71,420       54,796     47,316  1,054,796     54,321     46,841  1,054,321
  7        85,491       65,090     59,480  1,065,090     64,438     58,828  1,064,438
  8       100,266       75,464     71,724  1,075,464     74,603     70,863  1,074,603
  9       115,779       85,867     83,997  1,085,867     84,763     82,893  1,084,763
 10       132,068       96,479     96,479  1,096,479     94,853     94,853  1,094,853
 11       149,171      108,355    108,355  1,108,355    105,574    105,574  1,105,574
 12       167,130      120,772    120,772  1,120,772    116,120    116,120  1,116,120
 13       185,986      133,723    133,723  1,133,723    126,368    126,368  1,126,368
 14       205,786      147,195    147,195  1,147,195    136,156    136,156  1,136,156
 15       226,575      161,185    161,185  1,161,185    145,303    145,303  1,145,303
 16       248,404      175,667    175,667  1,175,667    153,600    153,600  1,153,600
 17       271,324      190,612    190,612  1,190,612    160,816    160,816  1,160,816
 18       295,390      205,994    205,994  1,205,994    166,700    166,700  1,166,700
 19       320,660      221,808    221,808  1,221,808    170,986    170,986  1,170,986
 20       347,193      237,984    237,984  1,237,984    173,351    173,351  1,173,351
 25       501,135      320,407    320,407  1,320,407    139,939    139,939  1,139,939
 30       697,608      380,725    380,725  1,380,725          0          0          0
 35       948,363      361,777    361,777  1,361,777          0          0          0
 40     1,268,398      176,433    176,433  1,176,433          0          0          0
 45     1,676,852            0          0          0          0          0          0
 50     2,198,154            0          0          0          0          0          0

-------
(1) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

     ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION II;
MALE NON-SMOKER ISSUE AGE 55            ASSUMED HYPOTHETICAL GROSS
FEMALE NON-SMOKER ISSUE AGE 50              ANNUAL RATE OF RETURN:    0% (-2.09% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT     ASSUMED ANNUAL PREMIUM(1):            $10,000



         PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1        10,500        6,426          0  1,006,462      6,442          0  1,006,442
  2        21,525       13,798      4,448  1,013,798     13,741      4,391  1,013,741
  3        33,101       21,967     12,617  1,021,967     21,854     12,504  1,021,854
  4        45,256       29,810     20,460  1,029,810     29,622     20,272  1,029,622
  5        58,019       37,301     27,951  1,037,301     37,020     27,670  1,037,020
  6        71,420       44,406     36,926  1,044,406     44,016     36,536  1,044,016
  7        85,491       51,090     45,480  1,051,090     50,576     44,966  1,050,576
  8       100,266       57,313     53,573  1,057,313     56,661     52,921  1,056,661
  9       115,779       63,032     61,162  1,063,032     62,230     60,360  1,062,230
 10       132,068       68,429     68,429  1,068,429     67,230     67,230  1,067,230
 11       149,171       74,424     74,424  1,074,424     72,257     72,257  1,072,257
 12       167,130       80,333     80,333  1,080,333     76,582     76,582  1,076,582
 13       185,986       86,124     86,124  1,086,124     80,104     80,104  1,080,104
 14       205,786       91,765     91,765  1,091,765     82,694     82,694  1,082,694
 15       226,575       97,232     97,232  1,097,232     84,210     84,210  1,084,210
 16       248,404      102,479    102,479  1,102,479     84,495     84,495  1,084,495
 17       271,324      107,458    107,458  1,107,458     83,383     83,383  1,083,383
 18       295,390      112,124    112,124  1,112,124     80,697     80,697  1,080,697
 19       320,660      116,418    116,418  1,116,418     76,262     76,262  1,076,262
 20       347,193      120,253    120,253  1,120,253     69,864     69,864  1,069,864
 25       501,135      128,658    128,658  1,128,658          0          0          0
 30       697,608       97,847     97,847  1,097,847          0          0          0
 35       948,363            0          0          0          0          0          0
 40     1,268,398            0          0          0          0          0          0
 45     1,676,852            0          0          0          0          0          0
 50     2,198,154            0          0          0          0          0          0

-------
(1) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Chubb Life Insurance Company of America

  We have audited the accompanying consolidated balance sheet of Chubb Life Insurance Company of America (a wholly-owned subsidiary of Jefferson Pilot Corporation as of April 30, 1997--see Note 1) and subsidiaries as of December 31, 1997 on a purchase accounting basis (Successor), and the related consolidated statement of income, stockholder's equity, and cash flows for the eight month period ended December 31, 1997 on a purchase accounting basis (Successor) and for the four month period ended April 30, 1997 on a historical cost basis (Predecessor). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Chubb Life Insurance Company of America and subsidiaries at December 31, 1997 on a purchase accounting basis (Successor), and the consolidated results of their operations and their cash flows for the eight month period ended December 31, 1997 on a purchase accounting basis (Successor), and for the four month period ended April 30, 1997 on a historical cost basis (Predecessor), in conformity with generally accepted accounting principles.

                                      Ernst & Young LLP

Greensboro, North Carolina
February 9, 1998

                           CONSOLIDATED BALANCE SHEET

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
                    (IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)

ASSETS
Invested assets
  Debt securities, available-for-sale, at fair value (amortized cost--$2,878,984)................................................ $2,993,384
  Equity securities, available-for-sale, at fair value (cost--
   $15,087).........................................................     18,984
  Policy loans......................................................    236,729
  Mortgage loans on real estate.....................................    125,067
                                                                     ----------
Total investments...................................................  3,374,164
                                                                     ----------
Cash and cash equivalents...........................................     28,288
Accrued investment income...........................................     50,724
Uncollected premiums................................................      4,475
Due from reinsurers.................................................    219,131
Deferred policy acquisition costs...................................     38,200
Value of business acquired..........................................    418,665
Cost in excess of net assets acquired, net of accumulated
 amortization of $2,852.............................................    146,893
Property and equipment, net of accumulated depreciation of $1,111...     17,845
Federal income taxes receivable.....................................      7,952
Deferred federal income taxes.......................................     39,184
Assets held in separate accounts....................................    598,039
Other assets........................................................     39,312
                                                                     ----------
                                                                      1,608,708
                                                                     ----------
                                                                     $4,982,872
                                                                     ==========
LIABILITIES
Policy liabilities
  Policyholder contract deposits.................................... $2,634,029
  Future policy benefits............................................    615,976
  Policy and contract claims........................................     64,716
  Premiums paid in advance..........................................      1,436
  Other policyholders' funds........................................    107,578
                                                                     ----------
Total policy liabilities............................................  3,423,735
Liabilities related to separate accounts............................    598,039
Accrued expenses and other liabilities..............................     87,949
                                                                     ----------
                                                                      4,109,723
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY:
  Common stock, par value $5 per share, 600,000 shares authorized,
   issued and outstanding...........................................      3,000
  Paid in capital...................................................    782,500
  Retained earnings.................................................     53,717
  Net unrealized gains on securities, net of deferred income taxes
   of $18,271.......................................................     33,932
                                                                     ----------
                                                                        873,149
                                                                     ----------
                                                                     $4,982,872
                                                                     ==========

See accompanying notes.

                       CONSOLIDATED STATEMENTS OF INCOME

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                                 (IN THOUSANDS)

                                                        SUCCESSOR   PREDECESSOR
                                                       ------------ -----------
                                                       EIGHT MONTHS FOUR MONTHS
                                                          ENDED        ENDED
                                                       DECEMBER 31,  APRIL 30,
                                                           1997        1997
                                                       ------------ -----------
REVENUES
  Premiums and policy charges.........................   $235,247    $117,385
  Net investment income...............................    158,181      82,056
  Realized investment gains...........................      4,788       3,473
  Other income........................................      3,303       1,087
                                                         --------    --------
Total revenues........................................    401,519     204,001
BENEFITS AND EXPENSES
  Policy benefits and claims..........................    217,622     108,274
  Commissions and operating expenses, net of
   deferrals..........................................     65,344      10,098
  Amortization of intangibles.........................     35,842      38,206
                                                         --------    --------
Total benefits and expenses...........................    318,808     156,578
Income from continuing operations before federal
 income tax...........................................     82,711      47,423
Federal income tax (benefit):
  Current.............................................     14,422      20,596
  Deferred............................................     14,572      (7,926)
                                                         --------    --------
                                                           28,994      12,670
                                                         --------    --------
Income from continuing operations.....................     53,717      34,753
Discontinued operations:
  Adjustment to reduce estimated losses during phase-
   out period, net of taxes of $3,206.................        --        6,006
                                                         --------    --------
Net income............................................   $ 53,717    $ 40,759
                                                         ========    ========

See accompanying notes.

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                                 (IN THOUSANDS)

                                                           NET
                                                        UNREALIZED     TOTAL
                              COMMON PAID IN  RETAINED   GAINS ON  STOCKHOLDER'S
                              STOCK  CAPITAL  EARNINGS  SECURITIES    EQUITY
                              ------ -------- --------  ---------- -------------
Predecessor balances,
 December 31, 1996..........  $3,000 $249,872 $595,536   $17,622     $866,030
Net income..................     --       --    40,759       --        40,759
Dividends declared..........     --       --  (103,008)      --      (103,008)
Net change in unrealized
 gains on available-for-sale
 securities.................     --       --       --    (10,708)     (10,708)
                              ------ -------- --------   -------     --------
Predecessor balances, April
 30, 1997...................   3,000  249,872  533,287     6,914      793,073
Purchase accounting
 adjustments................     --   532,628 (533,287)   (6,914)      (7,573)
                              ------ -------- --------   -------     --------
Successor balances, May 1,
 1997.......................   3,000  782,500      --        --       785,500
Net income..................     --       --    53,717       --        53,717
Net change in unrealized
 gains on available-for-sale
 securities.................     --       --       --     33,932       33,932
                              ------ -------- --------   -------     --------
Successor balances, December
 31, 1997...................  $3,000 $782,500 $ 53,717   $33,932     $873,149
                              ====== ======== ========   =======     ========

See accompanying notes.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                                 (IN THOUSANDS)

                                                        SUCCESSOR   PREDECESSOR
                                                       EIGHT MONTHS FOUR MONTHS
                                                          ENDED        ENDED
                                                       DECEMBER 31,  APRIL 30,
                                                           1997        1997
                                                       ------------ -----------
OPERATING ACTIVITIES
Net income............................................  $  53,717    $  40,759
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
  Decrease in future policy benefits, policy and
   contract claims and premiums paid in advance, net..    (11,066)       6,070
  Credits to policyholders accounts...................    (65,949)     (36,595)
  Decrease (increase) in uncollected premiums.........      4,297       (2,990)
  Increase in policy acquisition costs deferred, net
   of amortization....................................    (38,200)      (7,907)
  Net (capitalization) amortization of value of
   business acquired..................................     (3,159)       1,284
  Decrease in accrued investment income...............        704        1,045
  Realized investment gains...........................     (4,788)      (3,473)
  Amortization (accretion) of investment premiums
   (discounts)........................................      5,719         (277)
  Provision for depreciation..........................      1,210        2,485
  Provision for deferred income tax...................     14,572       (7,926)
  Increase (decrease) in federal income tax payable...    (10,332)     (10,988)
  Change in receivables and asset accruals............     48,461       (6,880)
  Change in payables and expense accruals.............      9,313      (46,398)
  Other operating activities, net.....................        570       (6,865)
                                                        ---------    ---------
Net cash provided by (used in) operating activities...      5,069      (78,656)
INVESTING ACTIVITIES
Proceeds from sales of debt securities................    205,590      199,970
Proceeds from maturities of debt securities...........     98,301       40,743
Proceeds from sales of equity securities..............     10,386       18,343
Purchases of debt securities..........................   (379,041)    (203,214)
Purchases of equity securities........................       (322)      (6,284)
Policy loans issued, net of repayments................    (14,652)      (4,219)
Mortgage loans, net of repayments.....................   (117,136)       1,016
Other investing activities, net.......................      4,185       28,254
                                                        ---------    ---------
Net cash (used in) provided by investing activities...   (192,689)      74,609
FINANCING ACTIVITIES
Deposits credited to policyholders' funds.............    343,754      139,658
Withdrawals from policyholders' funds.................   (108,331)     (49,006)
Dividends paid........................................   (101,004)      (2,004)
Decrease in loans payable.............................    (51,142)        (303)
                                                        ---------    ---------
Net cash provided by financing activities.............     83,277       88,345
                                                        ---------    ---------
Net (decrease) increase in cash and cash equivalents..   (104,343)      84,298
Cash and cash equivalents, beginning of period........    132,631       48,333
                                                        ---------    ---------
Cash and cash equivalents, end of period..............  $  28,288    $ 132,631
                                                        =========    =========

See accompanying notes.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                               DECEMBER 31, 1997

1. BASIS OF PRESENTATION

NATURE OF OPERATIONS

  Chubb Life Insurance Company of America (the Company) is a wholly-owned subsidiary of Jefferson-Pilot Corporation (Jefferson-Pilot) and is principally engaged in the sale of individual life insurance and investment products. These products are marketed primarily through personal producing general agents throughout the United States.

ACQUISITION

  Jefferson-Pilot acquired the Company from Chubb Corporation on May 13, 1997, with an effective date of April 30, 1997. The acquisition was accounted for as a purchase, utilizing "pushdown" accounting, and the assets and liabilities were recorded at fair value as of April 30, 1997. For purposes of these financial statements, the consolidated statements of income, stockholder's equity, and cash flows for the four months ended April 30, 1997 represent the results of operations of the "Predecessor", and are presented on the historical basis of accounting. The consolidated statements of income, stockholder's equity, and cash flows for the eight months ended December 31, 1997 represent the results of operations of the "Successor" and are presented on a purchase accounting basis. As a result, the consolidated financial statements subsequent to the acquisition date (Successor) are not comparable to the consolidated financial statements prior to the acquisition date (Predecessor).

  The cost of the acquisition by Jefferson-Pilot was $785,500,000, including all acquisition costs. The final purchase price is subject to post-closing adjustments, none of which is expected to be material. In addition, immediately prior to the acquisition, the Company declared a $103,000,000 dividend to the Chubb Corporation.

  The preliminary adjustments as a result of allocation of the pushed down purchase price and the determination of the cost in excess of net assets acquired is as follows:

      Stockholder's equity as reported by Predecessor................ $ 793,073
      Fair value adjustments:
        Debt securities--available-for-sale..........................      (899)
        Property and equipment.......................................   (14,285)
        Deferred policy acquisition costs............................  (667,865)
        Value of business acquired...................................   447,344
        Deferred federal income tax..................................   108,669
        Cost in excess of net assets acquired........................    87,274
        Other assets.................................................      (329)
        Policy liabilities...........................................    49,577
        Accrued expenses and other liabilities.......................   (17,059)
                                                                      ---------
      Total.......................................................... $ 785,500
                                                                      =========

  The following proforma results of operations for the year ended December 31, 1997, assume that the acquisition occurred as of January 1, 1997. The proforma results have been prepared for comparative purposes only and do not purport to indicate the results of operations which would have actually been reported had the acquisition occurred on January 1, 1997, or which may occur in the future (in thousands):

      Net revenues.................................................... $496,530
      Net income before realized investment gains (net of taxes)......   70,658
      Net income......................................................   26,713

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

1. BASIS OF PRESENTATION (CONTINUED)

DISCONTINUED OPERATIONS

  In 1996, the Predecessor adopted a plan to exit the group insurance business. Accordingly, the group health insurance business was accounted for as a discontinued operation in the consolidated income statement for the four months ended April 30, 1997. As a result of the decision by the Predecessor in 1996 to discontinue the group health insurance business, a liability was established to cover any future losses from operations and costs to exit the business including severance for employees. The amount reflected in the statement of income for the Predecessor reflects an adjustment to the future estimated losses, net of taxes during the phase-out period.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

  The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of Chubb Life Insurance Company of America (the Company) and its subsidiaries. Principal subsidiaries include Chubb Colonial Life Insurance Company (Colonial), Chubb Sovereign Life Insurance Company (Sovereign), and Chubb America Service Corporation. Significant intercompany transactions have been eliminated in consolidation.

USE OF ESTIMATES

  The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities, deferred policy acquisition costs, value of business acquired and the potential effects of resolving litigated matters.

CASH AND CASH EQUIVALENTS

  The Company includes with cash and cash equivalents its holdings of short term investments which are highly liquid investments that mature within three months of the date of acquisition.

INVESTED ASSETS

  Debt securities, which include bonds and redeemable preferred stocks, are purchased to support the investment strategies of the Company. These strategies are developed based on many factors including rate of return, maturity, credit risk, tax considerations and regulatory requirements. Debt securities which may be sold prior to maturity to support the investment strategies of the Company are considered available-for-sale and carried at market value as of the balance sheet date.

  Equity securities, which include common stocks and non-redeemable preferred stocks, are considered available-for-sale and are carried at market values as of the balance sheet date.

  Policy loans are carried at the unpaid balances.

  Mortgage loans on real estate are stated at the unpaid balances, net of allowances for unrecoverable amounts. The Company's mortgage loan portfolio is comprised primarily of conventional real estate mortgages collateralized by retail (13%), apartment (41%), industrial (9%), hotel (29%) and office (8%) properties.


  Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Of stated mortgage loan balances as of December 31, 1997, 30% are due from borrowers in West South Central states, 22% are due from borrowers in South Atlantic states, 18% are due from borrowers in Pacific states, 12% are due from borrowers in East North Central states and 12% are due from borrowers in Mountain states. No other geographic region represents as much as 10% of December 31, 1997 mortgage loans.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  Realized gains and losses on dispositions of securities are determined by the specific identification method. Unrealized appreciation or depreciation of investments classified as available-for-sale, net of the deferred policy acquisition costs and value of business acquired adjustments and the applicable deferred income tax, is excluded from income and credited or charged directly to a separate component of stockholder's equity.

RECOGNITION OF REVENUES, BENEFITS, CLAIMS AND EXPENSES:

UNIVERSAL LIFE PRODUCTS

  Universal life products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. Revenues for universal life products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period.

  Policy fund liabilities for universal life and other interest-sensitive life insurance policies are computed in accordance with the retrospective deposit method and represent policy account balances before surrender charges. Policy fund assets and liabilities for variable universal life insurance are segregated and recorded as separate account assets and liabilities. Separate account assets are carried at market values as of the balance sheet date and are invested by the Company at the direction of the policyholder. Investments are made in different portfolios in a series fund. Each of the portfolios has specific investment objectives and the investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders. Accordingly, operating results of the separate account are not included in the consolidated statements of income.

  Policy claims that are charged to expense include claims incurred in the period in excess of related policy account balances. Other policy benefits include interest credited to universal life and other interest-sensitive life insurance policies. Interest crediting rates ranged from 4% to 6.875%.

INVESTMENT PRODUCTS

  Investment products include flexible premium annuities, structured settlement annuities and other supplementary contracts without life contingencies. Revenues for investment products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period. Deposits for these products are recorded as policy fund liabilities, which are increased by interest credited to the liabilities and decreased by withdrawals and policy charges assessed against the contract holders. Interest crediting rates ranged from 3.5% to 6.75%.

TRADITIONAL LIFE INSURANCE PRODUCTS

  Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Premium revenues for traditional life insurance are recognized as revenues when due. The liabilities for future policy benefits are computed by the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions ranged from 3% to 9%. Mortality is calculated principally on an experience multiple applied to select and ultimate tables in common usage in the industry. Estimated withdrawals are determined principally based on industry tables. Policy benefits and claims are charged to expense as incurred.

ACCIDENT AND HEALTH INSURANCE

  Accident and health insurance premiums are earned on a monthly pro rata basis over the terms of the policies. Benefits include paid claims plus an estimate for known claims and claims incurred but not reported as of the balance sheet date.


POLICY AND CONTRACT CLAIMS

  The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled, and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REINSURANCE

  Reinsurance receivables include amounts recoverable from reinsurers related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

DEFERRED POLICY ACQUISITION COSTS

  Costs related to obtaining new business, including commissions, certain costs of underwriting and issuing policies and certain agency office expenses, all of which vary with and are primarily related to the production of new business, have been deferred.

  Deferred policy acquisition costs for traditional life insurance policies are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For universal life and investment products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

  The carrying amount of deferred policy acquisition costs is adjusted for the effect of realized gains and losses and the effects of unrealized gains or losses on debt securities classified as available-for-sale. Deferred policy acquisition costs are reviewed periodically to determine that the unamortized portion does not exceed expected recoverable amounts. No impairment adjustments have been reflected in earnings for any period presented.

VALUE OF BUSINESS ACQUIRED

  Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete and a constant amortization rate based on the present value of expected future profits.

  Value of business acquired related to universal life and investment contracts also is adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to the net unrealized gains on securities component of stockholder's equity, net of applicable deferred income tax.

COST IN EXCESS OF ASSETS ACQUIRED

  The preliminary excess of Jefferson-Pilot's purchase price over the fair value of assets acquired, which has been "pushed down" to the Chubb Life level for financial reporting purposes, is being amortized on a straight-line basis over 35 years.

PROPERTY AND EQUIPMENT

  Property and equipment used in operations are carried at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated remaining useful lives of the assets.

FEDERAL INCOME TAXES

  The Predecessor will file a consolidated federal income tax return with its parent for the four months ended April 30, 1997. Federal income tax for the Predecessor is allocated as if the Company and its subsidiaries filed a separate consolidated income tax return. The Successor will file a separate consolidated income tax return for the eight months ended December 31, 1997 and include only the Company and its subsidiaries.

  Deferred income tax assets are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENT

  In June 1997, the Financial Accounting Standards Board (FASB) issued SFAS 130, "Reporting Comprehensive Income", which is effective for fiscal years beginning after December 15, 1997. SFAS 130 sets standards for the reporting and display of comprehensive income and its components in financial statements. Application of the new rule will not impact the Company's financial position or net income. The Company expects to adopt this pronouncement in the first quarter of 1998, which will include the presentation of comprehensive income for prior periods presented for comparative purposes, as required by SFAS 130. The primary element of comprehensive income applicable to the Company is changes in unrealized gains and losses on securities classified as available-for-sale.

3. DERIVATIVES

USE OF DERIVATIVES

  The Company's investment policy permits the use of derivative financial instruments such as interest rate swaps in certain circumstances. At December 31, 1997, ten such interest rate swaps are held to modify specific floating-rate direct investments. The notional amount is $50 million, with the Company receiving an average fixed rate of 7.36% and paying a floating rate based on the 3 month or 6 month LIBOR rates (5.81% and 5.84%, respectively, on December 31, 1997).

  The interest rate swaps are used to reduce the impact of interest rate fluctuations on specific floating-rate direct investments. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying a short-term LIBOR rate on a net exchange basis. The net amount received or paid under this swap is reflected as an adjustment to investment income. All of the hedges are of investments classified as available-for-sale, and net unrealized gains and losses, net of the effects of income taxes and the impact on deferred policy acquisition costs and the value of business acquired, are not significant and are included in net unrealized gains on securities in stockholder's equity as of December 31, 1997.

CREDIT AND MARKET RISK

  The Company is exposed to credit risk in the event of non-performance by counterparties to swap agreements. The Company limits this exposure by entering into swap agreements with counterparties having high credit ratings and by regularly monitoring the ratings.

  The Company's credit exposure on swaps is limited to the fair value of swap agreements that are favorable to the Company. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material adverse effect on the Company's financial position or results of operations.

  The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments. The Company routinely monitors correlation between hedged items and hedging instruments. In the event a hedge relationship was terminated, any related hedging instrument that remained would be marked-to-market.

4. INVESTED ASSETS

  Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities available-for-sale at December 31, 1997 were as follows (in thousands):

                                                  GROSS      GROSS
                                     AMORTIZED  UNREALIZED UNREALIZED
                                        COST      GAINS      LOSSES   FAIR VALUE
                                     ---------- ---------- ---------- ----------
      U.S. Treasury obligations and
       direct obligations of U.S.
       government agencies.........  $  190,938  $  5,146   $   --    $  196,084
      Corporate bonds..............   1,955,816    94,941    (7,030)   2,043,727
      Foreign bonds................         637       --        (29)         608
      Mortgage-backed securities...     729,671    21,831      (419)     751,083
      Redeemable preferred stocks..       1,922        50       (90)       1,882
                                     ----------  --------   -------   ----------
      Total debt securities........  $2,878,984  $121,968   $(7,568)  $2,993,384
                                     ==========  ========   =======   ==========

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

4. INVESTED ASSETS (CONTINUED)

  Aggregate amortized cost and aggregate fair value of debt securities at December 31, 1997 by contractual maturity were as follows (in thousands):

                                                          AMORTIZED     FAIR
                                                             COST      VALUE
                                                          ---------- ----------
      Due in one year or less............................ $   85,421 $   85,637
      Due after one year through five years..............    236,911    241,483
      Due after five years through ten years.............    547,657    570,656
      Due after ten years................................    595,626    639,796
      Amounts not due at a single maturity date..........  1,413,369  1,455,812
                                                          ---------- ----------
                                                          $2,878,984 $2,993,384
                                                          ========== ==========

  Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

  The sources of net investment income for the Successor and Predecessor for 1997 were as follows: (in thousands):

                                                         SUCCESSOR   PREDECESSOR
                                                        ------------ -----------
                                                           EIGHT
                                                           MONTHS    FOUR MONTHS
                                                           ENDED        ENDED
                                                        DECEMBER 31,  APRIL 30,
                                                            1997        1997
                                                        ------------ -----------
      Debt securities..................................   $144,632     $75,964
      Equity securities................................        778         379
      Policy loans.....................................     11,115       5,281
      Mortgage loans...................................      1,818         267
      Other............................................      2,242       1,095
                                                          --------     -------
      Gross investment income..........................    160,585      82,986
      Investment expenses..............................      2,404         930
                                                          --------     -------
      Net investment income............................   $158,181     $82,056
                                                          ========     =======

  Realized investment gains and losses on available-for-sale securities were as follows (in thousands):

                                                         SUCCESSOR   PREDECESSOR
                                                        ------------ -----------
                                                           EIGHT
                                                           MONTHS    FOUR MONTHS
                                                           ENDED        ENDED
                                                        DECEMBER 31,  APRIL 30,
                                                            1997        1997
                                                        ------------ -----------
       Gross Realized Investment Gains:
        Debt securities................................    $4,788      $3,658
        Equity securities..............................       --         (185)
                                                           ------      ------
                                                           $4,788      $3,473
                                                           ======      ======

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

4. INVESTED ASSETS (CONTINUED)

  The changes in unrealized gains on securities classified as available-for-sale for the Successor and Predecessor for 1997 were as follows (in thousands):

                                                        SUCCESSOR   PREDECESSOR
                                                       ------------ -----------
                                                          EIGHT
                                                          MONTHS    FOUR MONTHS
                                                          ENDED        ENDED
                                                       DECEMBER 31,  APRIL 30,
                                                           1997        1997
                                                       ------------ -----------
      Change in unrealized appreciation of equity se-
       curities......................................    $  3,897    $ (3,488)
      Change in unrealized appreciation of debt secu-
       rities........................................     114,400     (29,369)
      Change in deferred policy acquisition costs ad-
       justment......................................         --       15,305
      Change in value of business acquired adjust-
       ment..........................................     (66,094)      1,080
                                                         --------    --------
                                                           52,203     (16,472)
      Deferred income taxes..........................     (18,271)      5,764
                                                         --------    --------
                                                         $ 33,932    $(10,708)
                                                         ========    ========

5. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

  Policy acquisition costs deferred and the related amortization charged to income for both the Successor and Predecessor were as follows (in thousands):

                                                        SUCCESSOR   PREDECESSOR
                                                       ------------ -----------
                                                          EIGHT
                                                          MONTHS    FOUR MONTHS
                                                          ENDED        ENDED
                                                       DECEMBER 31,  APRIL 30,
                                                           1997        1997
                                                       ------------ -----------
      Beginning balance...............................   $   --      $644,653
      Deferral:
        Commissions...................................    26,240       37,512
        Other.........................................    13,179        6,589
                                                         -------     --------
                                                          39,419       44,101
      Amortization....................................    (1,219)     (36,194)
      Change in adjustment to reflect the effects of
       unrealized gains on securities.................       --        15,305
                                                         -------     --------
      Ending balance..................................   $38,200     $667,865
                                                         =======     ========

  Changes in the value of business acquired for both the Successor and Predecessor were as follows (in thousands):

                                                        SUCCESSOR   PREDECESSOR
                                                       ------------ -----------
                                                          EIGHT
                                                          MONTHS    FOUR MONTHS
                                                          ENDED        ENDED
                                                       DECEMBER 31,  APRIL 30,
                                                           1997        1997
                                                       ------------ -----------
      Beginning balance...............................   $481,600     $34,460
      Capitalized cost................................     34,929         --
      Amortization....................................    (31,770)     (1,284)
      Change in adjustment to reflect the effects of
       unrealized gains on securities.................    (66,094)      1,080
                                                         --------     -------
      Ending balance..................................   $418,665     $34,256
                                                         ========     =======

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

5. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED
(CONTINUED)

  Expected approximate amortization percentages of the value of business acquired as of December 31, 1997 over the next five years are as follows (in thousands):

                                                                    AMORTIZATION
                                                                     PERCENTAGE
                                                                    ------------
      Year Ending December 31:
        1998.......................................................     11.6%
        1999.......................................................     11.3
        2000.......................................................     10.2
        2001.......................................................      9.1
        2002.......................................................      8.4

6. FEDERAL INCOME TAXES

  Federal income tax provisions for both the Successor and the Predecessor have been computed using the tax rates and regulations in effect during the year. The provision for federal income tax gives effect to permanent differences between financial and taxable income. The statutory federal corporate tax rate was equal to the effective tax rate for the Successor, as there were minimal permanent differences. The statutory federal corporate tax rate differed from the effective tax rate for the Predecessor due to a change in estimate of the tax liability.

  The tax effects of temporary differences that gave rise to deferred income tax liabilities and assets at December 31, 1997 were as follows (in thousands):

      Deferred income tax liabilities:
        Value of business acquired.................................... $157,695
        Net unrealized gains on securities............................   18,271
        Other.........................................................    2,406
                                                                       --------
      Total...........................................................  178,372
      Deferred income tax assets:
        Future policy benefits and policy fund balances...............  133,839
        Deferred policy acquisition costs.............................   61,466
        Other assets..................................................   12,578
        Group contingency reserve.....................................    3,080
        Due and deferred premiums.....................................    2,232
        Severance and relocation......................................    2,089
        Other.........................................................    2,272
      Total...........................................................  217,556
                                                                       --------
      Net deferred income tax asset................................... $ 39,184
                                                                       ========

  Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $13.5 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. The Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related deferred tax liability has been recognized. If the entire balance of the account became taxable under the current federal rate, the tax would approximate $4.7 million.

  Federal income taxes paid in 1997, including amounts remitted to the Predecessor's parent for its share of income taxes were $30,694,000 for the Successor and $24,081,000 for the Predecessor.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES


7. PENSIONS

  The Company's defined benefit pension plan for both the Successor and the Predecessor have been included with the respective pension plans of their Parents. The respective plans cover substantially all employees. Pension costs allocated to the Company for the eight months ended December 31, 1997, for the Successor were $1,739,000. Terms of the acquisition agreement between Jefferson-Pilot and the Chubb Corporation specified that the Chubb Corporation would assume all responsibilities for pension costs through the acquisition. As such, the Company paid the Chubb Corporation approximately $3,500,000 representing the present value of all future pension costs as of April 30, 1997. The difference between the amount remitted to the Chubb Corporation and the liability recorded at April 30, 1997, was recorded as a settlement gain for the Predecessor of approximately $300,000.

8. OTHER POSTRETIREMENT BENEFITS

  The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. Prior to the acquisition, the Company had recorded a postretirement benefit obligation of approximately $24,185,000, representing all of the expected costs of retirees, vested active plan participants, and other non-vested plan participants. As part of the acquisition, the Chubb Corporation assumed all liabilities relating to these postretirement benefits without any cash transferring to the Chubb Corporation. The result of this assumption of the liabilities was a settlement gain of approximately $23,916,000 for the Predecessor. This gain is included in the statement of income as a reduction to commissions and operating expenses, net of deferrals. Postretirement costs of the Successor that were allocated from Jefferson-Pilot amounted to approximately $455,000 for the eight month period ended December 31, 1997.

9. RENT EXPENSE AND COMMITMENTS

  The Company occupies office facilities under lease agreements which expire at various dates through 2009; such leases generally are renewed or replaced by other leases. In addition, the Company leases office and transportation equipment.

  Total rent expense charged to operations amounted to approximately $1,937,000 for the Successor and $979,000 for the Predecessor, respectively. All leases are operating leases and generally contain renewal options. At December 31, 1997, future minimum rental payments required under noncancellable operating leases were as follows (in thousands):

      Year ending December 31:
        1998............................................................ $ 2,560
        1999............................................................   1,916
        2000............................................................   1,449
        2001............................................................   1,334
        2002............................................................   1,124
        Subsequent to 2002..............................................   4,591
                                                                         -------
                                                                         $12,974
                                                                         =======

  The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the consolidated balance sheet, approximates $78,000,000 as of December 31, 1997.

10. REINSURANCE

  The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain life insurance contracts written. The maximum amount of individual life insurance retained on any one life, including accidental death benefits, is $1,400,000.

  Sovereign had a reinsurance recoverable resulting from a reinsurance agreement with a single reinsurer of $96,740,000 at December 31, 1997. Sovereign coinsured fifty percent of a block of single premium whole life policies under this agreement. Sovereign and the reinsurer are joint and equal owners in securities and short term investments of $194,659,000 at December 31, 1997. The remaining reinsurance recoverables were associated with numerous other reinsurers.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

10. REINSURANCE (CONTINUED)

  The effect of reinsurance on the premiums and policy charges in the consolidated statement of income for both the Successor and Predecessor was as follows (in thousands):

                                                   CEDED TO   ASSUMED
        SUCCESSOR, EIGHT MONTHS ENDED      DIRECT    OTHER   FROM OTHER   NET
              DECEMBER  31, 1997           AMOUNT  COMPANIES COMPANIES   AMOUNT
        -----------------------------     -------- --------- ---------- --------
      Total premiums and policy
        charges.........................  $248,903  $14,976    $1,320   $235,247
                                          ========  =======    ======   ========
                                                   CEDED TO   ASSUMED
        PREDECESSOR, FOUR MONTHS ENDED     DIRECT    OTHER   FROM OTHER   NET
                APRIL 30, 1997             AMOUNT  COMPANIES COMPANIES   AMOUNT
        ------------------------------    -------- --------- ---------- --------
      Total premiums and policy
        charges.........................  $124,039  $ 7,063    $  409   $117,385
                                          ========  =======    ======   ========

  Reinsurance recoveries which have been deducted from benefits, claims and expenses in the consolidated statements of income for the Successor and Predecessor were $26,329,000 and $11,929,000, respectively.

  Reinsurance contracts do not relieve the Company from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during the year ended December 31, 1997.

11. STATUTORY FINANCIAL INFORMATION

  The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the New Hampshire Department of Insurance. Prescribed SAP include a variety of publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompass all accounting practices not so prescribed. The impact of permitted accounting practices on statutory capital and surplus is not significant for the Company.

  The principal differences between SAP and generally accepted accounting principles (GAAP) as they relate to the financial statements of the Company are (1) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (2) amounts collected from holders of universal life-type and investment products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided,
(3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (6) no provision is made for deferred income taxes under SAP, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

  Reported capital and surplus on a statutory basis at December 31, 1997 was $364,707,000. Reported statutory net income for the year ended December 31, 1997 was $151,357,000. Purchase accounting adjustments are not made for statutory accounting purposes.

  The amount of GAAP equity in excess of statutory surplus is unavailable for distribution. In addition, various state insurance laws restrict the Company and its insurance subsidiaries as to the amount of dividends from statutory surplus they may pay without the prior approval of regulatory authorities. The restrictions generally are based on net gains from operations and on certain levels of surplus as determined in accordance with statutory accounting practices. Dividends in excess of such thresholds are considered "extraordinary" and require prior regulatory approval. Because of the special dividends paid in connection with the acquisition, all dividends paid in 1998 will require prior regulatory approval.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

11. STATUTORY FINANCIAL INFORMATION (CONTINUED)

  Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk pertaining to its investments, insurance risk, interest rate risk and general business risk. As of December 31, 1997, the Company's adjusted capital and surplus exceeded its authorized control level RBC.

12. TRANSACTIONS WITH AFFILIATED COMPANIES

  During 1997, the Successor and Predecessor entered into agreements with their respective parent companies for general management services, investment management services and transportation services. The Successor accrued $2.8 million for general management and investment services payable to its parent, Jefferson-Pilot Corporation, for the eight months ended December 31, 1997, and this amount remained payable at December 31, 1997. The Predecessor paid its parent, The Chubb Corporation, $2.0 million for general management services and investment services for the four months ended April 30, 1997.

13. FAIR VALUES OF FINANCIAL INSTRUMENTS

  Fair values of financial instruments are based on quoted market prices where available. Fair values of financial instruments for which quoted market prices are not available are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and the estimates of future cash flows. Certain financial instruments, particularly insurance contracts, are excluded from fair value disclosure requirements.

  The methods and assumptions used to estimate the fair value of financial instruments are as follows:

  . Fair values of debt securities with active markets are based on quoted market prices. For debt securities that trade in less active markets, fair values are obtained from independent pricing services. Fair values of debt securities are principally a function of current interest rates.

  . Fair values of equity securities are based on quoted market prices.

  . The carrying value of cash and cash equivalents approximates fair value due to the short maturities of these assets.

  . Fair values of policy loans and mortgage loans are estimated using discounted cash flow analyses and approximate carrying values.

  The carrying value and fair value of financial instruments at December 31, 1997 were as follows (in thousands):

                                                           CARRYING     FAIR
                                                            VALUE      VALUE
                                                          ---------- ----------
      ASSETS
        Debt securities available-for-sale............... $2,993,384 $2,993,384
        Equity securities available-for-sale.............     18,984     18,984
        Cash and cash equivalents........................     28,288     28,288
        Policy loans.....................................    236,729    236,729
        Mortgage loans on real estate....................    125,067    123,637

14. LITIGATION

  In the normal course of business, the Company is involved in various lawsuits. Management is of the opinion that these suits are substantially without merit, that valid defenses exist, and that such litigation will not have a material effect on the consolidated financial statements.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES


15. YEAR 2000 CONVERSION COSTS (UNAUDITED)

  The Company's parent has been analyzing the Year 2000 computer systems problem since 1995. During the course of this analysis, the Company's parent has ascertained that failure to alleviate Year 2000 systems problems could result in a material disruption to the Company's operations in the year 2000. A centralized oversight and project management process has been put into place to facilitate compliance of all information systems prior to the end of 1999. The oversight process includes communications with significant suppliers to the extent systems are vulnerable to those third parties failure to remedy year 2000 issues. The assessment phase of the Year 2000 effort (including mainframe and alternative systems) is complete for the majority of systems and several have been brought into Year 2000 compliance. To date, the Company's parent has incurred external costs of approximately $3 million. The remainder of this effort is expected to be completed by the third quarter of 1999 utilizing internal and external resources, with remaining external costs estimated at approximately $9 million. However, there can be no guarantee that these results will be achieved and actual results could differ materially. All costs associated with this effort are being expensed as incurred.

               REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

Contractholders
Separate Account C

  We have audited the accompanying statements of assets and liabilities of the Separate Account C (the "Separate Account", comprising respectively, the JPM Treasury Money Market Division, JPM Bond Division, JPM Equity Division, JPM Small Company Division, and JPM International Equity Division) as of December 31, 1997, and the related statements of operations and changes in net assets for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with JPM Series Trust II. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the Separate Account C at December 31, 1997, the results of their operations and the changes in their net assets for each of the periods indicated above, in conformity with generally accepted accounting principles.

                                      Ernst & Young LLP

Boston, Massachusetts
March 13, 1998

                      STATEMENT OF ASSETS AND LIABILITIES

                            CHUBB SEPARATE ACCOUNT C

                               DECEMBER 31, 1997

                              JPM                                                   JPM
                            TREASURY       JPM          JPM           JPM      INTERNATIONAL
                          MONEY MARKET    BOND        EQUITY     SMALL COMPANY    EQUITY
                            DIVISION    DIVISION     DIVISION      DIVISION      DIVISION
                          ------------ -----------  -----------  ------------- -------------
ASSETS
Investments in JPM
Series Trust II
 at cost................   $ 456,739   $ 5,706,281  $ 8,314,692   $ 4,246,324   $ 6,674,886
                           =========   ===========  ===========   ===========   ===========
Investments in JPM
Series Trust II at
market value ...........   $ 466,536   $ 6,028,073  $ 8,889,907   $ 4,553,534   $ 6,341,666
Expenses payable........         (17)         (215)        (317)         (162)         (226)
                           ---------   -----------  -----------   -----------   -----------
   TOTAL NET ASSETS.....   $ 466,519   $ 6,027,858  $ 8,889,590   $ 4,553,372   $ 6,341,440
                           =========   ===========  ===========   ===========   ===========
UNITS OUTSTANDING.......      41,245       470,677      438,055       234,144       482,055
NET ASSET VALUE PER
UNIT....................   $  11.311   $    12.807  $    20.293   $    19.447   $    13.155

See notes to financial statements

                            STATEMENTS OF OPERATIONS

                            CHUBB SEPARATE ACCOUNT C

                                     JPM
                                   TREASURY                          JPM                             JPM
                                 MONEY MARKET                       BOND                            EQUITY
                                   DIVISION                       DIVISION                         DIVISION
                         ------------------------------ ------------------------------ --------------------------------
                                           PERIOD FROM                    PERIOD FROM                      PERIOD FROM
                           YEAR ENDED       JANUARY 3,     YEAR ENDED      JANUARY 3,      YEAR ENDED       JANUARY 3,
                          DECEMBER 31,          TO        DECEMBER 31,         TO         DECEMBER 31,          TO
                         ----------------  DECEMBER 31, ----------------  DECEMBER 31, ------------------- DECEMBER 31,
                          1997     1996        1995       1997    1996        1995        1997      1996       1995
                         -------  -------  ------------ -------- -------  ------------ ---------- -------- ------------
Investment Income:
 Dividend income........ $   135  $14,528    $11,800    $140,731 $72,416    $17,294    $   56,988 $ 55,925   $ 28,445
 Distributions of
 realized gains.........       1       16         16      41,158     531      6,011     1,467,366  392,202    144,358
                         -------  -------    -------    -------- -------    -------    ---------- --------   --------
                             136   14,544     11,816     181,889  72,947     23,305     1,524,354  448,127    172,803
Expenses:
 Mortality and expense
 risk charge............   2,578    1,603        746      34,460   6,172      1,070        53,370   24,143      9,552
                         -------  -------    -------    -------- -------    -------    ---------- --------   --------
   Net Investment
   Income...............  (2,442)  12,941     11,070     147,429  66,775     22,235     1,470,984  423,984    163,251
Gain (loss) on
investments
 Net realized gain
 (loss) on investments..  (1,080)  (1,817)     1,747       4,420    (870)     1,371        20,069   67,265      1,177
 Net unrealized gain
 (loss) on investments..  18,936   (1,756)    (7,383)    322,800  (4,624)     3,616       204,260  176,276    194,679
                         -------  -------    -------    -------- -------    -------    ---------- --------   --------
 Net gain (loss) on
 investments............  17,856   (3,573)    (5,636)    327,220  (5,494)     4,987       224,329  243,541    195,856
                         -------  -------    -------    -------- -------    -------    ---------- --------   --------
   Increase in Net
   Assets from
   Operations........... $15,414  $ 9,368    $ 5,434    $474,649 $61,281    $27,222    $1,695,313 $667,525   $359,107
                         =======  =======    =======    ======== =======    =======    ========== ========   ========

                            CHUBB SEPARATE ACCOUNT C

                                                                      JPM
                                      JPM                        INTERNATIONAL
                                 SMALL COMPANY                      EQUITY
                                    DIVISION                       DIVISION
                         ------------------------------ --------------------------------
                                           PERIOD FROM                      PERIOD FROM
                            YEAR ENDED      JANUARY 3,      YEAR ENDED       JANUARY 3,
                           DECEMBER 31,         TO         DECEMBER 31,          TO
                         ----------------- DECEMBER 31, ------------------- DECEMBER 31,
                           1997     1996       1995       1997       1996       1995
                         -------- -------- ------------ ---------  -------- ------------
Investment Income:
 Dividend income........ $ 11,006 $  9,360   $ 1,591    $ 217,676  $ 29,908   $ 32,329
 Distributions of
 realized gains.........  579,516  211,193    19,285      685,191   152,279     30,752
                         -------- --------   -------    ---------  --------   --------
                          590,522  220,553    20,876      902,867   182,187     63,081
Expenses:
 Mortality and expense
 risk charge............   26,511    6,703       566       42,648    18,798      6,145
                         -------- --------   -------    ---------  --------   --------
   Net Investment
   Income...............  564,011  213,850    20,310      860,219   163,389     56,936
Gain (loss) on
investments
 Net realized gain
 (loss) on investments..    4,007    3,521     1,039       42,615    15,389       (448)
 Net unrealized gain on
 investments............  221,164   82,854     3,191     (613,175)  206,175     73,767
                         -------- --------   -------    ---------  --------   --------
 Net gain on
 investments............  225,171   86,375     4,230     (570,560)  221,564     73,319
                         -------- --------   -------    ---------  --------   --------
   Increase in Net
   Assets from
   Operations........... $789,182 $300,225   $24,540    $ 289,659  $384,953   $130,255
                         ======== ========   =======    =========  ========   ========

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            CHUBB SEPARATE ACCOUNT C

                              TREASURY                              JPM                                  JPM
                            MONEY MARKET                            BOND                                EQUITY
                              DIVISION                            DIVISION                             DIVISION
                   --------------------------------- ------------------------------------ ------------------------------------
                                        PERIOD FROM                          PERIOD FROM                          PERIOD FROM
                       YEAR ENDED        JANUARY 3,       YEAR ENDED          JANUARY 3,       YEAR ENDED          JANUARY 3,
                      DECEMBER 31,           TO          DECEMBER 31,             TO          DECEMBER 31,             TO
                   -------------------  DECEMBER 31, ----------------------  DECEMBER 31, ----------------------  DECEMBER 31,
                     1997      1996         1995        1997        1996         1995        1997        1996         1995
                   --------  ---------  ------------ ----------  ----------  ------------ ----------  ----------  ------------
INCREASE IN NET
ASSETS
Operations:
 Net investment
 income (loss)...  $ (2,442) $  12,941    $ 11,070   $  147,429  $   66,775    $ 22,235   $1,470,984  $  423,984   $  163,251
 Net realized
 gain (loss) on
 investments.....    (1,080)    (1,817)      1,747        4,420        (870)      1,371       20,069      67,265        1,177
 Net unrealized
 gain (loss) on
 investments.....    18,936     (1,756)     (7,383)     322,800      (4,624)      3,616      204,260     176,276      194,679
                   --------  ---------    --------   ----------  ----------    --------   ----------  ----------   ----------
 Increase in net
 assets from
 operations......    15,414      9,368       5,434      474,649      61,281      27,222    1,695,313     667,525      359,107
Contractholder
transactions--
Note D:
 Transfers of net
 premiums........   171,335    277,045     (37,059)     354,690     251,428      19,429      765,854     387,274       99,189
 Transfers
 from/to General
 Account and
 within Separate
 Account, net....   (64,645)  (208,924)    310,772    3,566,167   1,057,013     305,525    2,227,022     172,368    2,596,988
 Transfers of
 cost of
 insurance.......    (2,632)    (1,590)       (661)     (78,877)     (9,537)     (2,770)     (57,566)    (13,001)      (5,338)
 Transfers on
 account of other
 terminations....        26     (7,323)        (41)        (745)      2,425         (42)      (4,631)       (834)         320
                   --------  ---------    --------   ----------  ----------    --------   ----------  ----------   ----------
Net increase in
net assets
derived from
contractholder
transactions.....   104,084     59,208     273,011    3,841,235   1,301,329     322,142    2,930,679     545,807    2,691,159
                   --------  ---------    --------   ----------  ----------    --------   ----------  ----------   ----------
Net increase in
net assets.......   119,498     68,576     278,445    4,315,884   1,362,610     349,364    4,625,992   1,213,332    3,050,266
Balance at
beginning of
period...........   347,021    278,445         --     1,711,974     349,364         --     4,263,598   3,050,266          --
                   --------  ---------    --------   ----------  ----------    --------   ----------  ----------   ----------
Balance at end of
period...........  $466,519  $ 347,021    $278,445   $6,027,858  $1,711,974    $349,364   $8,889,590  $4,263,598   $3,050,266
                   ========  =========    ========   ==========  ==========    ========   ==========  ==========   ==========

See notes to financial statements.

                           CHUBB SEPARATE ACCOUNT C

                                                                             JPM
                                        JPM                             INTERNATIONAL
                                   SMALL COMPANY                            EQUITY
                                      DIVISION                             DIVISION
                         ------------------------------------ ------------------------------------
                                                 PERIOD FROM                          PERIOD FROM
                               YEAR ENDED         JANUARY 3,        YEAR ENDED         JANUARY 3,
                             DECEMBER 31,             TO          DECEMBER 31,             TO
                         ----------------------  DECEMBER 31, ----------------------  DECEMBER 31,
                            1997        1996         1995        1997        1996         1995
                         ----------  ----------  ------------ ----------  ----------  ------------
INCREASE IN NET ASSETS
Operations:
 Net investment income.. $  564,011  $  213,850    $ 20,310   $  860,219  $  163,389   $   56,936
 Net realized gain
  (loss) on
  investments...........      4,007       3,521       1,039       42,615      15,389         (448)
 Net unrealized gain
  (loss) on
  investments...........    221,164      82,854       3,191     (613,175)    206,175       73,767
                         ----------  ----------    --------   ----------  ----------   ----------
Increase in net assets
 from operations........    789,182     300,225      24,540      289,659     384,953      130,255
Contractholder
 transactions--Note D:
 Transfers of net
  premiums..............    463,334     193,946      16,998      509,514     365,133       12,554
 Transfers from/to
  General Account and
  within Separate
  Account, net..........  1,237,752   1,403,000     150,812    1,597,555   1,380,915    1,744,480
 Transfers of cost of
  insurance.............    (27,349)     (5,933)     (1,986)     (54,916)    (11,500)      (4,478)
 Transfers on account of
  other terminations....      2,389       6,464          (2)      (5,439)      2,685           70
                         ----------  ----------    --------   ----------  ----------   ----------
Net increase in net
 assets derived from
 contractholder
 transactions...........  1,676,126   1,597,477     165,822    2,046,714   1,737,233    1,752,626
                         ----------  ----------    --------   ----------  ----------   ----------
Net increase in net
 assets.................  2,465,308   1,897,702     190,362    2,336,373   2,122,186    1,882,881
Balance at beginning of
 period.................  2,088,064     190,362         --     4,005,067   1,882,881          --
                         ----------  ----------    --------   ----------  ----------   ----------
Balance at end of
 period................. $4,553,372  $2,088,064    $190,362   $6,341,440  $4,005,067   $1,882,881
                         ==========  ==========    ========   ==========  ==========   ==========

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                           CHUBB SEPARATE ACCOUNT C

                               DECEMBER 31, 1997

NOTE A--ORGANIZATION OF ACCOUNT

  Chubb Separate Account C (the "Separate Account") is a separate account of Chubb Life Insurance Company of America ("Chubb Life"). Effective April 30, 1997, Chubb Life and its subsidiaries were acquired by Jefferson-Pilot Corporation. The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by Chubb Life and is presently comprised of five investment divisions, each of which invests exclusively in the corresponding portfolio of the JPM Series Trust II (the "Trust") an open-end diversified Series Management Investment Company.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

  Valuation of Investments: Investments in shares of the Trust are valued at the net asset value per share which is calculated each day the New York Stock Exchange is open for trading.

  Investment Income: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

  Investment Transactions: Purchases and sales of shares of the Trust are recorded as of the trade date, the date the transaction is executed.

  Federal Income Taxes: The operations of the Separate Account are included in the federal income tax return of Chubb Life which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

  Expenses: A mortality and expense risk charge is accrued daily which will not exceed 65% of the average net asset value of each division of the Separate Account on an annual basis.

NOTE C--AFFILIATED COMPANY TRANSACTIONS

  Administrative services necessary for the operation of the Separate Account are provided by Chubb America Service Corporation, an affiliate of Chubb Life. Chubb Life is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Securities Corporation, an affiliate of the Company, is the distributor.

NOTE D--DIVERSIFICATION REQUIREMENTS

  Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned on the contract for any period for which the investments of the segregated assets account, on which the contract is based, are not adequately diversified. The code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

  The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

NOTE E--INVESTMENTS

  In determining the net realized gain or loss on sales of shares of the Trust, the cost of shares sold has been determined on an average cost basis. For federal income tax purposes, the cost of shares owned at December 31, 1997 is the same as for financial reporting purposes.

                           CHUBB SEPARATE ACCOUNT C

NOTE E--INVESTMENTS (CONTINUED)

  Following is a summary of shares of each portfolio of the Trust owned by the respective divisions of the Separate Account and the related net asset values at December 31, 1997.

                                                                     NET ASSET
                                                                       VALUE
                                                             SHARES  PER SHARE
                                                             ------- ----------
      JPM Treasury Money Market Portfolio...................  44,180 $10.560000
      JPM Bond Portfolio.................................... 533,930  11.290000
      JPM Equity Portfolio.................................. 620,370  14.330000
      JPM Small Company Portfolio........................... 347,864  13.090000
      JPM International Equity Portfolio.................... 598,270  10.600000

NOTE F--CONTRACTHOLDER TRANSACTIONS

                                                                   FOR THE PERIOD
                                                                  JANUARY 3, 1995
                                                                   (COMMENCEMENT
                              YEAR ENDED         YEAR ENDED        OF OPERATIONS)
                          DECEMBER 31, 1997  DECEMBER 31, 1996  TO DECEMBER 31, 1995
                          ------------------ ------------------ --------------------
                           UNITS    AMOUNT    UNITS    AMOUNT    UNITS     AMOUNT
                          ------- ---------- ------- ---------- --------------------
JPM Treasury Money
 Market Division
 Issuance of units......   16,293 $  180,290 231,052 $2,480,672   56,145 $   578,342
 Redemptions of units...    6,950     76,206 225,769  2,421,464   29,526     305,331
                          ------- ---------- ------- ---------- -------- -----------
 Net Increase...........    9,343 $  104,084   5,283 $   59,208   26,619 $   273,011
                          ======= ========== ======= ========== ======== ===========
JPM Bond Division
 Issuance of units......  333,164 $3,936,415 170,414 $1,931,269   35,064 $   376,748
 Redemptions of units...    7,769     95,180  55,202    629,940    4,994      54,606
                          ------- ---------- ------- ---------- -------- -----------
 Net Increase...........  325,395 $3,841,235 115,212 $1,301,329   30,070 $   322,142
                          ======= ========== ======= ========== ======== ===========
JPM Equity Division
 Issuance of units......  248,888 $4,443,329 182,200 $2,590,095  237,990 $ 2,797,257
 Redemptions of units...   76,883  1,512,650 145,517  2,044,287    8,623     106,098
                          ------- ---------- ------- ---------- -------- -----------
 Net Increase...........  172,005 $2,930,679  36,683 $  545,808  229,367 $ 2,691,159
                          ======= ========== ======= ========== ======== ===========
JPM Small Company
 Division Issuance of
  units.................  169,487 $2,966,326 158,843 $2,217,721   17,337 $   201,457
 Redemptions of units...   65,988  1,290,200  42,603    620,244    2,932      35,635
                          ------- ---------- ------- ---------- -------- -----------
 Net Increase...........  103,499 $1,676,126 116,240 $1,597,477   14,405 $   165,822
                          ======= ========== ======= ========== ======== ===========
JPM International Equity
 Division
 Issuance of units......  233,614 $2,947,905 251,694 $2,918,223  175,045 $ 1,819,776
 Redemptions of units...   70,489    901,191 101,276  1,180,990    6,533      67,150
                          ------- ---------- ------- ---------- -------- -----------
 Net Increase...........  163,125 $2,046,714 150,418 $1,737,233  168,512 $ 1,752,626
                          ======= ========== ======= ========== ======== ===========

NOTE G--YEAR 2000 CONVERSION (UNAUDITED)

  Jefferson-Pilot Corporation, the Company's parent has developed a centralized oversight and project management process to facilitate the conversion of all information systems to be ready for the year 2000 and has been converting critical data processing systems. The parent Company currently expects the project to be substantially completed be early 1999. Although some projects may be delayed due to resource constraints, the Company does not expect this project to have a significant effect on operations.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the SEC such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Securities and Exchange Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING REGARDING INDEMNIFICATION

  Pursuant to Rule 484(b)(1) of the Securities Act of 1933, insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        REPRESENTATIONS REGARDING THE REASONABLENESS OF FEES AND CHARGES

Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the Flexible Premium Variable Life Insurance Policies hereby registered by this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Jefferson Pilot Financial Insurance Company.

                    REPRESENTATION PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rule 6e-3(T) under the Investment Company Act of 1940, as amended (the "1940 Act").

                       CONTENTS OF REGISTRATION STATEMENT

 This Registration Statement comprises the following pages and documents:

 The facing sheet

 The prospectus consisting of 63 pages

 The undertaking to file reports

 The undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 regarding indemnification

 The representation as to fees and charges.

 The representation pursuant to Rule 6e-3(T)

 The signatures

 Written consents of the following persons:

 (a) Richard Dielensnyder, FSA, MAAA, contained in Exhibit 6 below.


 (b) Ernst & Young LLP.


 The following exhibits:

  1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

  (a) (i) Certified Copy of Resolution of the Executive Committee of the Board of Directors of JP Financial Insurance Company of America establishing Chubb Separate Account C. (Incorporated by reference to Registrant's Registration Statement on Form S-6, filed on December 10, 1993, File No. 33-72830.)

  (ii) Certified Copy of Resolution of the Board of Directors of JP Financial Insurance Company of America authorizing the registration of a new policy offered through the Chubb Separate Account C (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-6, filed on March 13, 1996, File No. 33-01781).

  (b) Not Applicable

  (c) (i) Form of Distribution Agreement among JP Financial Insurance Company of America, Chubb Separate Account C, and Chubb Securities Corporation. (Incorporated by reference to Registrant's Registration Statement on Form S-6, filed on December 10, 1993, File No. 33-72830.)

  (ii) Specimen Variable Contracts Selling Agreement between Jefferson Pilot Variable Corporation and Selling Broker-Dealers.

 (iii) Schedule of Sales Commissions

  (d) Not Applicable

  (e)

  (i) Specimen last survivor flexible premium variable life insurance policy

  (ii) Forms of Riders

  (f) (i) Amended and Restated Charter, with all amendments, of JP Financial Insurance Company. Incorporated by reference to Exhibit 1(f)(i) of Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed March 13, 1996, File No. 33-01781.

  (ii) By-Laws of JP Financial Insurance Company. (Incorporated by reference to
Exhibit 1(f)(i) of Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed March 13, 1996, File No. 33-01781.

  (g) Not Applicable

  (h) (i) Participation Agreement by and among Oppenheimer Variable Account Funds, Chubb Life Insurance Company of America and Oppenheimer Funds Inc., dated January 8, 1998.

  (ii) Participation Agreement among MFS Variable Trust, Chubb Life Insurance Company of America and Massachusetts Financial Services Company dated December 9, 1997.

  (iii) Participation Agreement among Templeton Variable Products Series Fund, Franklin Templeton Distributors Inc., and Chubb Life Insurance Company of America, The Colonial Life Insurance Company of America dated May 1, 1995.

  (iv) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Chubb Life Insurance Company of America dated May 1, 1996.

  (v) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Chubb Life Insurance Company of America dated May 1, 1996.

  (i) Not applicable


  (j) Specimen Application


  2. Opinion of counsel as to securities being registered.

  3. Not applicable.

  4. Not applicable.


  5. Actuarial opinions and consents of Richard Dielensnyder, FSA, MAAA.

  6. Consent of Ernst & Young LLP, independent auditors.


  7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act.

  8. Form of Reinsurance Agreement. (Incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the Registration Statement on Form S-6, filed May 24, 1994, File No. 33-72830.

  9. Memorandum regarding reliance on Order of the Commission to deduct the DAC Tax Charge (Incorporated by reference to Pre-Effective Amendment No.1 to the Registration Statement on Form S-6 filed on March 13, 1996, File No. 33-01781).

 27. Financial Data Schedule.  Not Applicable.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant, JPF Separate Account C, has caused this Post-Effective Amendment No. 3 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire, on the 25/th/ day of November, 1998.

(Seal)
                        JPF Separate Account C
                        (Registrant)

                        Jefferson Pilot Financial Insurance Company
                        (Depositor)


                        By:  /s/ Charles C. Cornelio
                            ------------------------------
                               Charles C. Cornelio
                        Title: Executive Vice President



Attest:        /s/ Ronald Angarella
              ------------------------------------
              Ronald Angarella
              Senior Vice President

                                    II-58t

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, JP Financial Insurance Company of America has caused this Post-Effective Amendment No.3 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 25/th/ day of November, 1998.

(Seal)
                        Jefferson Pilot Financial Insurance Company


                        By:     /s/ Charles C. Cornelio
                                ----------------------------
                                Charles C. Cornelio
                        Title:  Executive Vice President



Attest:
              /s/ Ronald Angarella
              --------------------------------
              Ronald Angarella
              Senior Vice President


  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

 Signatures                   Title

/s/ Dennis R. Glass
---------------------------
Dennis R. Glass               Director

/s/ Kenneth C. Mlekosh
--------------------------
Kenneth C. Mlekosh            Director

/s/ David A. Stonecipher
---------------------------
David A. Stonecipher          Director

/s/ E. Jay Yelton
---------------------------
E. Jay Yelton                 Director

                                    II-59t

                                 EXHIBIT INDEX

1.(c)(ii)      Specimen Variable Contracts Selling Agreement between Jefferson
Pilot Variable Corporation and selling Broker-Dealers.

1.(c)(iii)     Schedule of Sales Commissions

1.(e)(i)       Specimen Last Survivor Flexible Premium Variable Life Insurance
Policy

1.(e)(ii)      Forms of Riders

1.(h)(i)       Participation Agreement by and among Oppenheimer Variable Account
Funds, Chubb Life Insurance Company of America and OppenheimerFunds, Inc., dated January 8, 1998

1.(h)(ii)      Participation Agreement among MFS Variable Trust, Chubb Life
Insurance Company of America and Massachusetts Financial Services Company dated December 9, 1997

1.(h)(iii)     Participation Agreement among Templeton Variable Products Series
Fund, Franklin Templeton Distributors, Inc., and Chubb Life Insurance Company of America, The Colonial Life Insurance Company of America, dated May 1, 1995

1.(h)(iv)      Participation Agreement among Variable Insurance Products Fund,
Fidelity Distributors Corporation and Chubb Life Insurance Company of America dated May 1, 1996

1.(h)(v)       Participation Agreement among Variable Insurance Products Fund
II, Fidelity Distributors Corporation and Chubb Life Insurance Company of America dated May 1, 1996

1.(j)          Specimen Application

2.             Opinion of Counsel as to securities being registered

5.             Actuarial opinion and consent of Richard Dielendnyder, FSA, MAAA

6.             Consent of Ernst & Young LLP, independent auditors

7.             Procedures Memorandum